As filed April 27, 2018

Securities Act Registration No. 033-11905

Investment Company Act Registration No. 811-05010

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 178	x

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 179	x

Mutual Fund and Variable Insurance Trust

(Exact name of Registrant as Specified in Charter)

36 North New York Avenue

Huntington, NY 11743

(Address of Principal Executive Offices)

1-631-629-4237

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of Agent for service)

(Notices should be sent to the Agent for Service)

Copies to:

Parker Bridgeport, Esq.

Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, Ohio 43215

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b)

X	On May 1, 2018 pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on __________ pursuant to paragraph (a)(i)

75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2018

Rational Dividend Capture Fund

Class A Shares: HDCAX	Class C Shares: HDCEX	Institutional Shares: HDCTX

Rational Risk Managed Emerging Markets Fund

Class A Shares: HGSAX	Class C Shares: HGSCX	Institutional Shares: HGSIX

Rational Hedged Return Fund

(formerly, Rational Real Strategies Fund)

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

Rational Dynamic Brands Fund

(formerly, Rational Defensive Growth Fund)

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

Rational Strategic Allocation Fund

Class A Shares: HBAFX	Class C Shares: RHSCX	Institutional Shares: RHSIX

Rational/ReSolve Adaptive Asset Allocation Fund

(formerly, Rational Dynamic Momentum Fund)

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

Rational Iron Horse Fund

Class A Shares: IRHAX	Class C Shares: IRHCX	Institutional Shares: IRHIX

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

FUND SUMMARY – RATIONAL DIVIDEND CAPTURE FUND	3
FUND SUMMARY – RATIONAL RISK MANAGED EMERGING MARKETS FUND	9
FUND SUMMARY – RATIONAL HEDGED RETURN FUND	15
FUND SUMMARY – RATIONAL DYNAMIC BRANDS FUND	22
FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND	29
FUND SUMMARY – RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND	37
FUND SUMMARY – RATIONAL IRON HORSE FUND	48
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	54
HOW TO BUY SHARES	81
HOW TO REDEEM SHARES	83
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	87
VALUING FUND ASSETS	87
DIVIDENDS, DISTRIBUTIONS AND TAXES	88
MANAGEMENT OF THE FUNDS	88
FINANCIAL HIGHLIGHTS	96
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	116
PRIVACY NOTICE	119
FOR MORE INFORMATION	120

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FUND SUMMARY – RATIONAL DIVIDEND CAPTURE FUND

Investment Objective: The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.58%	0.57%	0.58%(3)
Acquired Fund Fees and Expenses(4)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.40%	1.64%	2.40%
Fee Waivers and/or Expense Reimbursements(5)	(0.33)%	(0.32)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.07%	1.32%	2.07%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Estimated and restated to reflect expenses for the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5) The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s Total Annual Fund Operating Expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25%, and 2.00% of the Institutional Shares, Class A Shares, and Class C Shares, daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this

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agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of waiver and the expense limits in effect at the time of recapture.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and that the expense reduction/reimbursement remains in place for the contractual periods only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$109	$411	$734	$1,651
Class A Shares	$603	$938	$1,296	$2,301
Class C Shares – no redemption	$210	$717	$1,251	$2,711
Class C Shares – with redemption	$310	$717	$1,251	$2,711

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategy

The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks. The dividend-paying stocks in which the Fund may invest include common stock, preferred stocks, real estate investment trusts (“REITs”), business development companies (“BDCs”) and master limited partnerships (“MLPs”). The Fund may invest in these securities either directly or indirectly through investment in exchange traded funds (“ETFs”).

The Fund generally invests in middle- and large-capitalization U.S. corporations. Quantitative and fundamental analysis is used to select high quality dividend paying stocks. The analysis is focused on the sustainability of the dividend, the growth and the valuation of the stock versus its historical valuation and the future prospects. PVG Asset Management Corporation, the Fund’s investment sub-advisor (the “Sub-Advisor”) selects stocks that rank most highly based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Fund (ETF) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.

Management Risk. The Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Manager Risk. The portfolio managers’ judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those on investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal
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income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to a MLP that is not taxed as a corporation.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including ETFs and BDCs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, by the Sub-Advisor expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares will be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

The Fund changed its investment strategy effective May 1, 2016. Performance information for the period prior to May 1, 2016 does not reflect the current investment strategy.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 23.66% (quarter ended June 30, 2009), and the lowest return for the quarter was (17.31)% (quarter ended March 31, 2009). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was (4.61)%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Institutional Shares	1 Year	5 Years	10 Years
Return Before Taxes	(1.99)%	5.97%	4.72%
Return After Taxes on Distributions	(3.72)%	2.95%	2.47%
Return After Taxes on Distributions and Sale of Fund Shares	(0.57)%	3.82%	2.94%
Class A Shares
Return Before Taxes	(6.88)%	4.67%	3.96%
Standard & Poor’s 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Class C Shares			Since inception (1/2/2014)
Return Before Taxes	(2.68)%	N/A	1.81%
Standard & Poor’s 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	21.83%	N/A	12.26%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

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Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: PVG Asset Management Corporation is the Fund’s investment sub-advisor.

Portfolio Managers: Patrick S. Adams, Chief Executive Officer and Lead Portfolio Manager of the Sub-Advisor, and Rick Garcia, President and a Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund. Mr. Adams serves as the Fund’s Lead Portfolio Manager. Messrs. Adams and Garcia have served the Fund in these capacities since January 2017.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL RISK MANAGED EMERGING MARKETS FUND

Investment Objective: The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	1.98%	2.02%	1.98%(3)
Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.00%	3.29%	4.00%
Fee Waivers and/or Expense Reimbursements(5)	(1.73)%	(1.77)%	(1.73)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.27%	1.52%	2.27%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Estimated and restated to reflect expenses for the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5) The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”), has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.25%, 1.50% and 2.25% of the Institutional Shares, Class A Shares, and Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses

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remained the same, and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$129	$764	$1,425	$3,195
Class A Shares	$622	$1,282	$1,964	$3,775
Class C Shares – no redemption	$230	$1,060	$1,907	$4,099
Class C Shares – with redemption	$330	$1,060	$1,907	$4,099

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets. The Sub-Advisor defines emerging market countries and those countries within the MSCI Emerging Markets Index. The Fund may invest up to 20% of its total assets in the securities of issuers located in frontier markets. The Sub-Advisor generally considers “Frontier Markets” to be underdeveloped countries with relatively low per capita income that are experiencing, or may experience, rapid growth and industrialization with established markets, economies or industries that the Sub-Adviser deems suitable for investment. While the Sub-Advisor determines what countries are Frontier Markets for the Fund and may deem other countries to be Frontier Markets, the Sub-Advisor generally considers countries that are a sub-set of those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations or the countries’ authorities, or countries with a stock market capitalization of less than 5% of the MSCI World Index. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America and Africa.

Barrow, Hanley, Mewhinney & Strauss, LLC, the sub-advisor of the Fund (“Sub-Advisor”), seeks to identify stocks that it believes are undervalued. The Sub-Advisor generally considers selling a security when in its opinion it reaches its fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other investment opportunities appear more attractive. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Emerging and Frontier Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging and frontier market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging and frontier market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk. The Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio managers’ judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Value Investing Risk. The Sub-Advisor’s assessment of a stock’s intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued may actually be appropriately priced or its price may decline. Value stocks may lag behind growth stocks in an up market.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

The Fund changed its strategy effective May 1, 2016. Performance information for periods prior to May 1, 2016 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Huntington Global Select Markets Fund to Rational Risk Managed Emerging Markets Fund.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 16.86% (quarter ended September 30, 2010), and the lowest return for a quarter was (21.81)% (quarter ended September 30, 2011). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was 1.10%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

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Institutional Shares	1 Year	5 Year	Since inception (12/30/2009)
Return Before Taxes	33.79%	6.61%	4.96%
Return After Taxes on Distributions	32.07%	3.17%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	20.28%	4.33%	3.36%
Class A
Return Before Taxes	27.13%	5.35%	4.06%
Morgan Stanley Capital International Emerging Markets Index (MSCI-EM) (reflects no deduction for fees, expenses or taxes)	37.28%	4.35%	4.58%
Class C Shares			Since inception (5/31/2016)
Return Before Taxes	32.43%	N/A	17.59%
Morgan Stanley Capital International Emerging Markets Index (MSCI-EM) (reflects no deduction for fees, expenses or taxes)	37.28%	N/A	28.68%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) is the Fund’s sub-advisor.

Portfolio Managers: Randolph S. Wrighton Jr., CFA, Managing Director of BHMS; Josh D. Ayers, Director of BHMS; and Sherry Zhang, CFA, Director of BHMS serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have served as Portfolio Managers of the Fund since April 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of

13

interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL HEDGED RETURN FUND

Investment Objective: The Fund’s investment objective is to seek total return consisting of long-term capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	3.41%	3.41%	3.41%(3)
Acquired Fund Fees and Expenses(4)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	5.20%	5.45%	6.20%
Fee Waivers and/or Expense Reimbursements(5)	(3.17)%	(3.17)%	(3.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.03%	2.28%	3.03%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3)  Estimated and restated to reflect expenses for the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)	The Fund’s investment adviser, Rational Advisors, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.99%, 2.24% and 2.99% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$206	$1,275	$2,339	$4,982
Class A Shares	$695	$1,757	$2,809	$5,398
Class C Shares – no redemption	$306	$1,555	$2,775	$5,698
Class C Shares – with redemption	$406	$1,555	$2,775	$5,698

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 199% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests primarily in long and short call and put options on futures contracts on the Standard & Poor’s 500 Index (“SPX”), and in cash, and cash equivalents (including short term treasury securities).

The Fund seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; and (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction; however, in general, the strategy does not depend on a forecast of equity market direction and is designed to produce returns that are not correlated with equity market returns.

The Fund’s risk management procedures aim to provide consistency of returns and to mitigate the extent of losses. Positions are entered on a continuous basis across different option exercise prices and expiration dates. The foundation of the Fund’s trading methodology is determined by both technical and fundamental analysis on the S&P 500 Index futures. Technical analysis focuses on the statistical analysis of price movements of the SPX and provides the framework for trade decisions. However, the Sub-Advisor also uses fundamental analysis of macroeconomic events such Federal Reserve policy statements, disputes between countries, political upheaval, and other geopolitical events to supplement the technical analysis for final trade execution. The Fund employs risk management procedures intended to adjust portfolio exposure as necessitated by changing market conditions, which may lead to higher transaction costs that may affect the Fund’s performance. In the event options on S&P 500 Index futures are unavailable for investment, in order to gain similar market exposure, the Fund may instead invest a significant portion of its assets in CBOE Volatility Index (“VIX”) futures and options, and SPX options. The VIX is measure of the implied volatility of S&P 500 Index options.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions

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at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Futures Risk. The Fund’s use of stock index futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund.

Hedging Risk. Hedging is a strategy in which the Fund uses options or futures to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. The options and futures in which the Fund invests will be subject to the risks associated with changes in the index to which they are linked.

Leverage Risk. The use of leverage by the Fund, such as the use of options or futures, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

  Management Risk. The Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Manager Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities, options, and futures in which the Fund invests may prove to

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be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option or call option, the Fund will lose money if the value of the stock index futures falls below or rises above the respective option’s strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The disfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Regulatory Risk. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund is deemed to be a “commodity pool” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund. Compliance with new regulatory requirements could increase the Fund’s expenses.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and

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by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance for Class C Shares will be included in the Average Annual Total Return Table after the shares class has been in operation for one complete calendar year. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

Performance information for the period prior to December 2, 2017 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current sub-advisor.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 19.04% (quarter ended September 30, 2010), and the lowest return for a quarter was (35.61)% (quarter ended December 31, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was 2.00%.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

Institutional Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.50%	(2.83)%	(4.53) %
Return After Taxes on Distributions	1.20%	(4.83)%	(5.70)%
Return After Taxes on Distributions and Sale of Fund Shares	2.04%	(2.96)%	(3.69)%
Class A Shares
Return Before Taxes	(1.41)%	(3.86)%	(5.16)%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Standard & Poor’s Goldman Sachs Commodity Index® (S&P GSCI) (reflects no deduction for fees, expenses or taxes)	5.77%	(12.16)%	(10.16)%
IQ Hedge Long/Short Beta Index (reflects no deduction for fees, expenses or taxes)	11.96%	5.45%	0.23%
Class C Shares			Since inception (5/31/2016)
Return Before Taxes	3.02%	N/A	5.40%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	N/A	18.96%
Standard & Poor’s Goldman Sachs Commodity Index® (S&P GSCI) (reflects no deduction for fees, expenses or taxes)	5.77%	N/A	4.54%
IQ Hedge Long/Short Beta Index (reflects no deduction for fees, expenses or taxes)	11.96%	N/A	7.39%

The Fund has changed the benchmark index used to compare the Fund’s performance from the S&P GSCI to the S&P 500 Total Return Index. The Advisor believes that the S&P 500 Total Return Index is the appropriate benchmark index for the Fund’s current strategy.

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of hedge funds using a long/short equity investment style.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Warrington Asset Management LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Scott C. Kimple, Principal and Portfolio Manager of the Sub-Advisor, and Mark W. Adams, Assistant Portfolio Manager of Warrington GP, LLC (an affiliate of the Sub-Advisor), serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple is the Lead Portfolio Manager of the Fund. Messrs. Kimple and Adams have each served as Portfolio Manager of the Fund since December 2017.

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Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL DYNAMIC BRANDS FUND

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.94%	0.94%	0.94%(3)
Total Annual Fund Operating Expenses	1.69%	1.94%	2.69%
Fee Waivers and/or Expense Reimbursements(4)	(0.69)%	(0.69)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.25%	2.00%

(1) (2)

In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3)	Estimated and restated to reflect expenses for the current year.
(4)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25% and 2.00% of the Institutional Shares, Class A Shares and, Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time

22

periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$465	$853	$1,940
Class A Shares	$596	$992	$1,411	$2,579
Class C Shares – no redemption	$202	$770	$1,364	$2,972
Class C Shares – with redemption	$303	$770	$1,364	$2,972

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Under certain market conditions, the execution of the Fund's strategy may result in a high turnover of securities held in the Fund's portfolio.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 305% of the average value of its portfolio.

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in the stocks of companies with the 25 to 50 most attractive and leading brands, from a fundamental and technical perspective, contained in the Alpha Brands Consumer Spending Index (the “Index”). The Index tracks the performance of 200 highly recognizable and relevant U.S. and foreign brands with a business to consumer and business to business focus. Companies with a business to consumer focus primarily operate to create and sell products and/or services to the consumer on a direct basis or through intermediaries. Companies with a business to business focus generally create and sell products and/or services to other businesses, which are typically used to aid these businesses in serving their clients. The Fund’s strategy is based on the premise that consumption drives the U.S. economy with roughly 70% of U.S. GDP derived from household consumption, and brand loyalty, demographics, and incomes typically drive consumption habits.

Brands are assets owned by a corporation that often represent products and services to an end user. Companies sell products and services under a unique product name or “brand” that has built an emotional connection with customers over time and with large amounts of advertising dollars. The leading brands have embedded themselves in our daily lives and often inspire trust, loyalty and respect.

The Index measures the performance of 180 U.S. listed companies and 20 non-U.S. listed companies selected from 70 sub-industries that are deemed by the index provider’s rules-based methodology to have a large number of companies focused directly or indirectly on the consumer and consumer/business products and services. The Index methodology is designed to track the leading companies by isolating those companies with the highest market cap, three year total sales and three year sales growth. By virtue of being at the top of these rankings, a company is deemed a “leading” company in its consumer-focused industry or its business to business focused industry. A company is excluded from the index if (i) it does not rank high enough to be eligible for inclusion based on the methodology described above at the time of initial calculation or in subsequent years’ reconstitutions; or (ii) it is acquired by another company where such acquired company’s shares cease trading on an exchange. The Index equally weighted and is rebalanced and reconstituted annually in December. The Fund’s investment sub-advisor, Accuvest Global Advisors (the “Sub-Advisor”), is also the sponsor of the Index.

From the universe of securities in the Index, the Sub-Advisor selects the Fund’s portfolio based on its

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multi-step proprietary investment process. The Sub-Advisor uses fundamental and technical analysis to identify companies to include in the Fund’s portfolio. Fundamental analysis includes analyzing a company’s cash flow, sales, earnings per share, intangible assets, and similar statistics to identify company’s that the Sub-Advisor believes has a competitive advantage over other companies. Technical analysis includes analyzing a company’s price movements over various time frames to identify the most attractive buy and sell levels, which helps identify the best time to buy or sell a particular security. The Fund may invest, directly or indirectly through investments in exchange traded funds (“ETFs”), in both U.S. and foreign companies included in the Index, including companies domiciled in emerging markets, and, although the Fund may invest in companies of any market capitalization, it expects the market capitalization of the companies held in its portfolio to be $2 billion and above.  In times of economic turmoil or unusually high equity valuations where equity risk is deemed high, the Fund may also invest in cash and cash equivalents and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. treasury securities, short-term bonds, U.S. dollar, and inverse equity ETFs.

The process begins with the identification of the primary characteristics currently driving returns of S&P 500 companies. Examples of such characteristics include growth, value, size, momentum, strong balance sheet (ex., high assets over liabilities, high total assets over total debt, high cash on balance sheet, low debt to equity ratio), profitability and dividend yield (a financial ratio that indicates how much a company pays out in dividends each year relative to its share price). Multiple baskets of companies included in the Index are then created based on these characteristics. Along with company fundamentals, the Sub-Advisor takes into account interest rate movements and U.S. dollar movements when analyzing stock and sector allocations. The investment process identifies important growth themes, employs single and multi-factor screens to identify those companies with the strongest fundamentals, and analyzes various technical and risk factors to select the companies with the most attractive current price. The Sub-Advisor, based on its fundamental and technical analysis, determines the appropriate weighting of the companies within the Fund’s portfolio. Allocations of the portfolio’s equity assets to cash, cash equivalents, and protective assets via ETF's are based on its proprietary risk dashboard, which monitors current equity market technical indicators (important moving averages and crosses of those averages) macroeconomic fundamental indicators (valuations, GDP growth, inflation trends), as well as interest rate and U.S. dollar movements. The Fund’s allocation of its assets to cash, cash equivalents, and protective ETFs may be significantly skewed towards cash and/or protective assets at times of high market stress.

The companies held by the Fund are sold when there is a change in fundamentals, the target price of the company is met, and/or the Sub-Advisor has identified better investment opportunities.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk: When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

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Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations.

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities and ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or

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correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Management Risk. The Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio managers’ judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Any passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not

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incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices. The market value of ETF shares that the Fund holds may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

Performance information for periods prior to October 17, 2017 does not reflect the current investment strategy.

Annual Total Returns

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During the period shown in the bar chart, the highest return for a quarter was 22.55% (quarter ended June 30, 2009), and the lowest return for a quarter was (26.23)% (quarter ended December 31, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was 2.01%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Institutional Shares	1 Year	5 Year	10 Year
Return Before Taxes	14.66%	7.48%	6.13%
Return After Taxes on Distributions	8.25%	(0.81) %	1.84%
Return After Taxes on Distributions and Sale of Fund Shares	11.62%	4.98%	4.46%
Class A Shares
Return Before Taxes	9.01%	6.12%	5.32%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
S&P 400 Total Return Index® (S&P 400) (reflects no deduction for fees, expenses or taxes)	16.24%	15.01%	9.97%
Class C Shares			Since inception (1/2/2014)
Return Before Taxes	13.19%	N/A	2.26%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	N/A	12.26%
S&P 400 Total Return Index® (S&P 400) (reflects no deduction for fees, expenses or taxes)	16.24%	N/A	11.00%

The Fund has changed the benchmark index used to compare the Fund’s performance from the S&P 400 Total Return Index to the S&P 500 Total Return Index. The Advisor believes that the S&P 500 Total Return Index is the appropriate benchmark index for the Fund’s exposure to larger capitalization companies.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Accuvest Global Advisors is the Fund’s investment sub-advisor.

Portfolio Managers: David Garff, President, Chief Investment Officer and Chief Compliance Officer of the Sub-Advisor; Eric M. Clark, Portfolio Manager of the Sub-Advisor; and James Calhoun, Portfolio Manager of the Sub-Advisor serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have each served as Portfolio Manager of the Fund since 2017.

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Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND

Investment Objective: The Fund’s investment objective is to seek current income and moderate appreciation of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.75%	0.79%	0.75%(3)
Acquired Fund Fees and Expenses(4)	1.09%	1.09%	1.09%
Total Annual Fund Operating Expenses	1.94%	2.23%	2.94%
Fee Waivers and/or Expense Reimbursements(5)	(0.40)%	(0.44)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.54%	1.79%	2.54%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase
(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Restated to reflect expenses expected to be incurred during the current fiscal year.
(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(5)	Rational Advisors, Inc. has contractually agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s Class A Shares total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.45%, 0.70% and 1.45% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.
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Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$157	$570	$1,010	$2,232
Class A Shares	$648	$1,099	$1,575	$2,885
Class C Shares – no redemption	$257	$872	$1,513	$3,233
Class C Shares – with redemption	$357	$872	$1,513	$3,233

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its objective by investing in a combination of underlying mutual funds and exchange traded funds (“ETFs”) which are managed by the Advisor and its affiliates, as well as unaffiliated mutual funds and ETFs (the “Underlying Funds”) The Fund expects that a majority of the Underlying Funds will be funds managed by the Advisor or its affiliates. The Fund targets a balanced allocation to equity and fixed income securities, as well as other asset classes with lower correlation to the equity and fixed income markets, such as utilities, real estate, commodities, healthcare technology and currencies, with the primary goal of reducing volatility. The Fund may invest in Underlying Funds without any constraints as to the market capitalization, duration, credit quality, country of domicile or type of securities or investments held by the Underlying Funds. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Advisor selects Underlying Funds based on a fundamental research process. The research process includes a top-down analysis of market conditions and investment category historical performance during various market conditions. It also includes a bottom-up analysis of each potential Underlying Fund for investment, including investment allocations; investment valuations and characteristics; positioning; historical performance during various market conditions; and the Fund’s portfolio manager’s outlook. The Advisor will tactically reallocate among Underlying Funds as often as needed to react to changing market conditions or to take advantage of opportunities.

The Underlying Funds as a group hold a wide range of securities and investments. These include (but are not limited to) small-, mid- and large-capitalization stocks; domestic and foreign securities (including emerging market securities); and sector holdings, such as utilities, real estate, commodity, healthcare and technology stocks. Certain of the Underlying Funds focus their investment strategy on fixed-income

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securities, which may hold, without limit, debt securities of any credit quality including below investment grade debt securities (also known as “junk” bonds) with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments, such as corporate bonds and asset backed, mortgage-backed, government-issued, domestic and international securities. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts.

For defensive purposes, in abnormal market conditions, or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and certain Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds.

Allocation Risk. Because the Fund must allocate its assets among each of three asset classes, the Fund has less flexibility in its investment strategy than other funds which may invest all of their assets in a single asset class.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Commodities-Related Investment Risk. Neither the Advisor nor the Fund anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Fund’s commodities-related investments. However, should the Advisor or the Fund be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

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Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Derivative Contracts. A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts may also involve other risks described in the prospectus or SAI, such as market, interest rate, credit, currency, liquidity and leverage risks. There is a credit risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments. Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Energy Risk. Investments in energy related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

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Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower-than expected rate, thus effectively extending the maturity of mortgage-backed securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk. The Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio managers’ judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired result.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond

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quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities, particularly those with complex or highly variable terms, such as CMOs (“collateralized mortgage obligations”), entail greater prepayment and liquidity risks than other fixed-income securities. As a result, their prices may be more volatile and their trading market may be more limited than that of other fixed income securities.

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise as quickly as the prices of other fixed-income securities.

Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Value Investing Risk. Due to their low valuations, value stocks are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C shares and Institutional Shares would have similar annual returns to Class A Shares because the classes are invested in the same portfolio of securities, the returns for Institutional Shares and Class C Shares would be different from Class A Shares because Class C Shares and Institutional Shares have different expenses than Class A Shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

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Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 8.13% (quarter ended September 30, 2010), and the lowest return for a quarter was (9.68)% (quarter ended September 30, 2011). The Fund’s Class A shares year-to-date return for the period ended March 31, 2018 was (0.57)%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Class A Shares	1 Year	5 Years	Since inception (7/30/2009)
Return Before Taxes	6.30%	5.43%	6.14%
Return After Taxes on Distributions	4.57%	3.12%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares	3.78%	3.67%	4.47%
Standard & Poor’s 500 Total Return Index® (S&P 500) (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.96%
Balanced Allocation Indices Blend (BAIB) (reflects no deduction for fees, expenses or taxes)	14.25%	10.33%	10.71%
Institutional Shares			Since inception (5/31/2016)
Return Before Taxes	11.95%	N/A	10.80%
Class C Shares
Return Before Taxes	10.80%	N/A	9.72%
Standard & Poor’s 500 Total Return Index® (S&P 500) (reflects no deduction for fees, expenses or taxes)	21.83%	N/A	18.96%
Balanced Allocation Indices Blend (BAIB) (reflects no deduction for fees, expenses or taxes)	14.25%	N/A	11.86%

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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, a Senior Portfolio Manager of the Advisor, serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller has served as a Portfolio Manager of the Fund since 2016.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND

Investment Objective: The Fund's objective is capital appreciation uncorrelated to global equity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.74%	0.90%	0.90%(3)
Acquired Fund Fees and Expenses(4)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	2.54%	2.95%	3.70%
Fee Waivers and/or Expense Reimbursements(5)	(0.52)%	(0.68)%	(0.68)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.02%	2.27%	3.02%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Estimated and restated to reflect expenses for the current fiscal year.

(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.97%, 2.22%, 2.97%, of the Institutional Shares, Class A Shares, and Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after such waiver or reimbursement occurred. Any recapture is limited to the lesser of (1) the expense cap in effect at the time of waiver and (2) the expense cap in effect at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or your hold, as applicable) all of your shares at the end of those periods.

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The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Shares	$205	$741	$1,304	$2,837
Class A Shares	$792	$1,375	$1,982	$3,612
Class C Shares – no redemption	$305	$1,069	$1,854	$3,906
Class C Shares – with redemption	$405	$1,069	$1,854	$3,906

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund provides exposure to major global asset classes including equity indexes, fixed income indexes, interest rates, commodities and currencies. The Fund gains exposure to these asset classes by investing directly or indirectly through its Subsidiary (as described below) in futures contracts. Investments by the Fund may be made in domestic and foreign markets, including emerging markets. The Fund will also hold a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments. In addition, under certain market conditions, the Fund may also invest in volatility and (up to 25% of its assets) real estate exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”). The Fund’s strategy aims to achieve capital appreciation over the long-term.

The Fund’s sub-advisor, ReSolve Asset Management Inc. (the “Sub-Advisor”), uses a proprietary methodology to create a portfolio of securities that exhibit strong exposures to factors such as total-return momentum and trends, while simultaneously maximizing diversification based on changing estimates of volatility and correlations across global asset classes. The Fund will take long only positions in asset classes that have documented positive risk premia (the amount of money that an investment can be expected to return above the return on a risk-free asset), such as equity indexes and fixed income asset classes, while taking long or short positions in asset classes that have no expectation of positive risk premia, such as commodities and developed market currencies asset classes. A premise of the Sub-Advisor’s methodology is that return, volatility and correlation are more effectively estimated by observing past returns over horizons of one year or less, rather than using long-term averages. As a result, Fund holdings and weights are regularly adjusted in response to material changes in world markets.

The Sub-Advisor’s trading systems determines asset allocations based on the analysis of quantitative market information such as total-return momentum and trends, and accounts for the opportunity to reduce portfolio volatility through diversification. The trading systems analyze these factors over a broad time spectrum which may range from several days to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the asset classes are allocated in the portfolio including, but not limited to: intermediate-term profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, exchange regulations and depth of market. The allocations are reviewed daily, although changes may occur less frequently.

Target Volatility: The Fund is actively managed to target a 12% annualized volatility, although there is no guarantee that the objective can be met in all market conditions. Volatility is a statistical measure of the

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magnitude of changes in the Fund’s returns without regard to the direction of the returns. As portfolio weights, and estimates of volatility and correlations change through time, The Sub-Advisor will increase and decrease the Fund’s gross exposure to underlying assets in order to maintain its target level of portfolio volatility. During periods of extremely high volatility and high correlations the Fund may have lower exposure to underlying assets to maintain the target level of portfolio volatility. Conversely, during periods of low volatility and low correlations the Fund may require greater exposure to underlying assets to maintain its target level of portfolio volatility.

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary invests the majority of its assets in commodities and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is RDMF Fund Limited, a Cayman Islands company.

The Subsidiary is advised by the Fund’s Advisor and sub-advised by the Fund’s Sub-Advisor.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodities Risk.  Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment

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include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities

Equity Securities Risk. Equity securities include common stock. Common stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities, whether held directly or through futures contracts, will fluctuate and can decline, reducing the value of the Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

ETF Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Fixed Income Risk.    The value of the Fund’s investments in fixed income securities, whether held directly or through futures contracts, may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund's profits and/or require it to pay higher yields than were expected.

Foreign Currency Risk. Currency trading risks, including through futures contracts, include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign

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markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Futures Risk. The successful use of futures contracts will depend upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a futures contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Index Risk. If the derivative, such as a futures contract, in which the Fund invests is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Leveraging Risk.    Derivatives, such as a futures contract, and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Limited History of Operations Risk.  The Fund has a limited history of operations for investors to evaluate. Due to the Fund's small asset size, certain of the Fund's expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset size.

Management Risk.  This is the risk that investment strategies and models employed by the Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Manager Risk. The portfolio managers’ judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired result.

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Market Risk. The value of securities and futures in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Non-Diversification Risk.    To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Regulatory Risk. Changes in the laws or regulations of the United States, Cayman Islands, or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with new regulatory requirements could increase the Fund’s expenses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio, whether held directly or through futures contracts.

Short Position Risk.  The Fund will incur a loss as a result of a short position, in securities or futures, if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security or instrument.

Target Volatility Strategy Risk. The Sub-Advisor’s target volatility management strategy may not protect against declines, may tend to limit gains in up markets, may tend to increase transaction costs which may lead to losses or reduced gains and may not be successful as a short-term strategy as it is subject to the Sub-Advisor’s ability to assess volatility conditions and execute related investment management techniques.

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in futures contracts and hedging transactions, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the

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Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.   The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended (the “Code”) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

Performance: The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. At the time of the reorganization, the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Effective February 27, 2018, the Fund’s investment strategy changed and a new Sub-Advisor replaced the prior sub-advisor. Consequently, prior performance may not reflect the Fund’s current operations. Prior to February 27, 2018, the Fund’s investment objective, investment policies,

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guidelines, and restrictions were, in all material respects, equivalent to the Predecessor Fund’s investment objective, investment policies, restrictions, and guidelines. The prior sub-advisor served as the Predecessor Fund’s investment advisor since the Predecessor Fund’s inception. The performance information set forth below, for the period prior to September 30, 2016, includes the historical performance of the Predecessor Fund shares.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Shares for each full calendar year since the Predecessor Fund’s inception. Although Class A and Class C Shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C Shares will be different from Institutional Shares because Class A and Class C Shares have different expenses than Institutional Shares. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 18.82% (quarter ended December 31, 2013), and the lowest return for a quarter was (21.11%) (quarter ended September 30, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was 3.17%.

The following table shows the average annual returns for the Fund, which reflects the performance of the Predecessor Fund (including all of its actual fees and expenses for the periods prior to September 30, 2016), which includes all of its actual fees and expenses over various periods ended December 31, 2017 as adjusted to reflect any applicable sales loads of the Fund. The Predecessor Fund did not have a distribution policy. Prior to September 30, 2016, the Predecessor Fund was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes, and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations, and diversification requirements that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the

45

1940 Act, the Predecessor Fund’s performance may have been adversely affected. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Institutional Shares	1 Year	5 Years*	10 Years*
Return Before Taxes	3.85%	8.01%	3.68%
Return After Taxes on Distributions**	3.84%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares**	2.19%	N/A	N/A
Class A Shares Return Before Taxes	(1.34)%	6.45%	2.79%
Class C Shares Return Before Taxes	2.83%	6.95%	2.65%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.27%	0.39%

* Includes the effect of performance fees paid by the investors of the predecessor limited liability company.

** After Tax Returns are for the period beginning September 30, 2016. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor : Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor.

Sub-Advisor: ReSolve Asset Management Inc. is the Fund’s investment sub-advisor.

Portfolio Managers: Adam Butler, Chief Investment Officer of the Sub-Advisor, Rodrigo Gordillo, Managing Partner of the Sub-Advisor, and Michael Philbrick, President of the Sub-Advisor, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Butler, Gordillo and Philbrick have served the Fund in this capacity since February 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an

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IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL IRON HORSE FUND

Investment Objective: The Fund’s investment objective is to seek total return with less volatility than equity markets in general.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	1.05%	0.91%	0.91%
Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.32%	2.43%	3.18%
Fee Waivers and/or Expense Reimbursements(3)	(0.60)%	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.72%	1.97%	2.72%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses such as litigation or reorganizational costs) to not more than 1.70%, 1.95% and 2.70% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

(4)Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$175	$667	$1,186	$2,610
Class A Shares	$763	$1,248	$1,757	$3,149
Class C Shares – no redemption	$275	$937	$1,624	$3,453
Class C Shares – with redemption	$375	$937	$1,624	$3,453

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 252% of the average value of its portfolio.

Principal Investment Strategies

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in:

•       dividend-paying common stocks, and

•       by writing call options on common stocks and common stock indices.

The sub-advisor selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub-advisor combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The sub-advisor's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-advisor uses historical price ranges and returns to determine exit points. The sub-advisor uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The sub-advisor's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The sub-advisor's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The sub-advisor's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques that manage the volatility level of the Fund’s return, the sub-advisor expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general. Volatility is a measure of fluctuations in a fund’s performance up or down.

The sub-advisor selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income

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(although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The sub-advisor selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the sub-advisor's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option.

The sub-advisor buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated, or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile.

The sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Foreign Investment Risk. Foreign stocks are subject to adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, political instability and differing auditing and legal standards.

Leveraging Risk. The use of leverage embedded in written options will limit the Fund's gains because the Fund may lose more than the option premium received.

Managed Volatility Risk. Techniques used by the sub-advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the sub-advisor’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Management Risk. The sub-advisor's reliance on its investment and risk management strategies and its judgments about the potential appreciation of a particular option or stock in which the Fund invests may prove to be incorrect.

Market Risk. Overall stock market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

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Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The disfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Small and Medium Capitalization Stock Risk. The value of smaller and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Volatility Risk. If the Fund’s risk management techniques fail to control the Fund’s volatility as expected, the Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Written Call Option Risk. Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.   Although Class C and Institutional Shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares and Institutional Shares would be different from Class A shares because Class C and Institutional Shares have different expenses than Class A shares.  Performance information for Class C shares will be included after the share class has been in operation for one complete calendar year. The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Iron Horse Fund, a series of Northern Lights Funds Trust, (the “Predecessor Fund”) in a tax-free reorganization on April 7, 2017.  In connection with this acquisition, shares of the Predecessor Fund’s Class A shares and Class I shares were exchanged for Class A shares and Institutional Shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Performance for Class C shares will be included in the Average Annual Total Return table after the share class has been in operation for one complete calendar year. Updated performance information will be available at no cost by calling 800-253-0412.

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Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 6.64% (quarter ended March 31, 2013), and the lowest return for a quarter was (2.24)% (quarter ended September 30, 2015). The Predecessor Fund’s year-to-date return for the period ended March 31, 2018 was (2.32)%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

	1 Year	5 Year	Since inception (7/7/11)
Class A Shares
Return Before Taxes	2.40%	5.25%	4.66%
Return After Taxes on Distributions	1.26%	3.83%	3.47%
Return After Taxes on Distributions and Sale of Fund Shares	1.66%	3.81%	3.46%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	13.46%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	13.00%	8.78%	8.03%
Institutional Shares			Since inception (11/16/2011)
Return Before Taxes	8.84%	6.81%	7.30%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.85%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	13.00%	8.78%	8.79%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold

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Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Van Hulzen Asset Management, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Craig Van Hulzen, Chief Investment Officer, President and Portfolio Manager of the Sub-Advisor, John Pearce, Managing Director and Portfolio Manager of the Sub-Advisor, and Stefan ten Brink, Managing Director and Portfolio Manager of the Sub-Advisor are primarily and jointly responsible for the day to day management of the Fund and have served the Fund in this capacity since the Predecessor Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund, except Rational/ReSolve Adaptive Asset Allocation Fund and the Rational Iron Horse Fund, is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding Shares. The investment objectives of the Rational/ReSolve Adaptive Asset Allocation Fund and the Rational Iron Horse Fund are non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s non-fundamental investment objective, shareholders will be given 60 days’ advance notice. In addition, if the Board of Trustees decides to change the Rational Dividend Capture Fund’s policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks or the Rational Risk Managed Emerging Markets Fund policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets shareholders of the respective Fund will be given 60 days’ advance notice.

Fund	Investment Objective
Rational Dividend Capture Fund	The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.
Rational Risk Managed Emerging Markets Fund	The Fund’s investment objective is to seek total return.
Rational Hedged Return Fund	The Fund’s investment objective is to seek total return consisting of capital appreciation and income.
Rational Dynamic Brands Fund	The Fund’s investment objective is to seek long-term capital appreciation.
Rational Strategic Allocation Fund	The Fund’s investment objective is to seek current income and moderate appreciation of capital.
Rational/ReSolve Adaptive Asset Allocation Fund	The Fund’s investment objective is capital appreciation uncorrelated to global equity markets.
Rational Iron Horse Fund	The Fund’s investment objective is to seek total return with less volatility than equity markets in general.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for each Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that a Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-800-253-0412 or visit the Funds’ website at www.rationalmf.com.

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Rational Dividend Capture Fund

The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks. The dividend-paying stocks in which the Fund may invest include common stock, preferred stocks, real estate investment trusts (“REITs”), business development companies (“BDCs”) and master limited partnerships (“MLPs”). The Fund may invest in these securities either directly or indirectly through investment in exchange traded funds (“ETFs”). The Fund’s policy to invest 80% of its assets in dividend-paying stocks is a non-fundamental policy and may be changed upon 60 days’ notice.

The Fund generally invests in middle and large capitalization U.S. corporations. Quantitative and fundamental analysis is used to select high quality dividend paying stocks. The analysis is focused on the sustainability of the dividend, the growth, and the valuation of the stock versus its historical valuation and the future prospects. The Advisor selects stocks that rank most highly based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Rational Risk Managed Emerging Markets Fund

The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets. The Sub-Advisor defines emerging market countries and those countries within the MSCI Emerging Markets Index. The Fund’s policy to invest 80% of its assets in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets, is a non-fundamental policy and may be changed upon 60 days’ notice. The Fund may invest up to 20% of its total assets in the securities of issuers located in frontier markets. The Sub-Advisor generally considers “Frontier Markets” to be underdeveloped countries with relatively low per capita income that are experiencing, or may experience, rapid growth and industrialization with established markets, economies or industries that the Adviser deems suitable for investment. While the Sub-Advisor determines what countries are Frontier Markets for the Fund and may deem other countries to be Frontier Markets, the Sub-Advisor generally considers countries that are a sub-set of those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations or the countries’ authorities, or countries with a stock market capitalization of less than 5% of the MSCI World Index. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America and Africa.

The Sub-Advisor seeks to identify stocks that it believes are undervalued. The Sub-Advisor generally considers selling a security when in its opinion it reaches its fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other investment opportunities appear more attractive. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Rational Hedged Return Fund

Under normal circumstances, the Fund invests primarily in long and short call and put options on futures contracts on SPX, and in cash, and cash equivalents (including short term treasury securities).

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The Fund seeks to achieve its investment objective in three ways: (1) Premium Collection - the Fund collects premiums on options it sells; (2) Volatility Trading - the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; and (3) Trend Following - the Fund may increase or decrease the balance of puts and calls based on trending market direction; however, in general, the strategy does not depend on a forecast of equity market direction and is designed to produce returns that are not correlated with equity market returns.

The Fund’s risk management procedures aim to provide consistency of returns and to mitigate the extent of losses. Positions are entered on a continuous basis across different option exercise prices and expiration dates. The foundation of the Fund's trading methodology is determined by both technical and fundamental analysis on the S&P 500 Index futures. Technical analysis focuses on the statistical analysis of price movements of the SPX and provides the framework for trade decisions. However, the Sub-Advisor also uses fundamental analysis of macroeconomic events such Federal Reserve policy statements, disputes between countries, political upheaval, and other geopolitical events to supplement the technical analysis for final trade execution. For example, if the technical indicators indicate a pending market decline, and the fundamental forecast confirms that near-term outlook, the Sub-Advisor will position the Fund's portfolio to take advantage of a decline in the SPX.  Conversely, if both technical and fundamental analysis point to a rising SPX, the Fund's portfolio can be adjusted rapidly to attempt to capture that potential upside. In the event that the fundamental and technical analysis disagree, the Fund can take a more market neutral posture or stay out of the market.  The Fund employs risk management procedures intended to adjust portfolio exposure as necessitated by changing market conditions, which may lead to higher transaction costs that may affect the Fund's performance. In the event options on S&P 500 Index futures are unavailable for investment, in order to gain similar market exposure, the Fund may instead invest a significant portion of its assets in VIX futures and options, and SPX cash options. The VIX is measure of the implied volatility of S&P 500 Index options.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as "section 1256 contracts," as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, capital gains and losses on "section 1256 contracts" are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are "section 1256 contracts."

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Rational Dynamic Brands Fund

The Fund pursues its investment objective by investing primarily in the stocks of companies with the 25 to 50 most attractive and leading brands, from a fundamental and technical perspective, contained in the Index. The Index tracks the performance of 200 highly recognizable and relevant U.S. and foreign brands with a business to consumer and business to business focus. Companies with a business to consumer focus primarily operate to create and sell products and/or services to the consumer on a direct basis or through intermediaries. Companies with a business to business focus generally create and sell products and/or services to other businesses, which are typically used to aid these businesses in serving their clients. The Fund’s strategy is based on the premise that consumption drives the U.S. economy with roughly 70% of U.S. GDP derived from household consumption, and brand loyalty, demographics, and incomes typically drive consumption habits.

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Brands are assets owned by a corporation that often represent products & services to an end user. Companies sell products and services under a unique product name or “brand” that has built an emotional connection with customers over time and with large amounts of advertising dollars. The leading brands have embedded themselves in our daily lives and often inspire trust, loyalty and respect.

The Index measures the performance of 180 U.S. listed companies and 20 non-U.S. listed companies selected from 70 sub-industries that are deemed by the index provider’s rules-based methodology to have a large number of companies focused directly or indirectly on the consumer and consumer/business products and services. The Index methodology is designed to track the leading companies by isolating those companies with the highest market cap, three year total sales and three year sales growth. By virtue of being at the top of these rankings, a company is deemed a “leading” company in its consumer-focused industry or its business to business focused industry. A company is excluded from the index if (i) it does not rank high enough to be eligible for inclusion based on the methodology described above at the time of initial calculation or in subsequent years’ reconstitutions; or (ii) it is acquired by another company where such acquired company’s shares cease trading on an exchange. The Index equally weighted and is rebalanced and reconstituted annually in December. The Fund’s investment sub-advisor, Accuvest Global Advisors (the “Sub-Advisor”), is also the sponsor of the Index.

From the universe of securities in the Index, the Sub-Advisor then selects the Fund’s portfolio based on its multi-step proprietary investment process. The Sub-Advisor uses fundamental and technical analysis to identify companies to include in the Fund’s portfolio. Fundamental analysis includes analyzing a company’s cash flow, sales, earnings per share, intangible assets, and similar statistics to identify company’s that the Sub-Advisor believes has a competitive advantage over other companies. Technical analysis includes analyzing a company’s price movements over various time frames to identify the most attractive buy and sell levels, which helps identify the best time to buy or sell a particular security. The Fund may invest, directly or indirectly through investments in exchange traded funds (“ETFs”), in both U.S. and foreign companies included in the Index, including companies domiciled in emerging markets, and, although the Fund may invest in companies of any market capitalization, it expects the market capitalization of the companies held in its portfolio to be $2 billion and above.  In times of economic turmoil or unusually high equity valuations where equity risk is deemed high, the Fund may also invest in cash and cash equivalents and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. treasury securities, short-term bonds, U.S. dollar, inverse equity ETFs.

The process begins with the identification of the primary characteristics currently driving returns of S&P 500 companies. Examples of such characteristics include growth, value, size, momentum, strong balance sheet (ex., high assets over liabilities, high total assets over total debt, high cash on balance sheet, low debt to equity ratio), profitability and dividend yield (a financial ratio that indicates how much a company pays out in dividends each year relative to its share price). Multiple baskets of companies included in the Index are then created based on these characteristics. Along with company fundamentals, the Sub-Advisor takes into account interest rate movements and U.S. dollar movements when analyzing stock and sector allocations. The investment process identifies important growth themes, employs single and multi-factor screens to identify those companies with the strongest fundamentals, and analyzes various technical and risk factors to select the companies with the most attractive current price. The Sub-Advisor, based on its fundamental and technical analysis, determines the appropriate weighting of the companies within the Fund’s portfolio. Allocations of the portfolio’s equity assets to cash, cash equivalents, and protective assets via ETF's are based on its proprietary risk dashboard, which monitors current equity market technical indicators (important moving averages and crosses of those averages) macroeconomic fundamental indicators (valuations, GDP growth, inflation trends), as well as interest rate and U.S. dollar movements.

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The Fund’s allocation of its assets to cash, cash equivalents, and protective ETFs may be significantly skewed towards cash and/or protective assets at times of high market stress.

The companies held by the Fund are sold when there is a change in fundamentals, the target price of the company is met, and/or the Sub-Advisor has identified better investment opportunities.

Rational Strategic Allocation Fund

The Fund seeks to achieve its objective by investing in a combination of underlying mutual funds and exchange traded funds (“ETFs”) which are managed by the Advisor and its affiliates, as well as unaffiliated mutual funds and ETFs (the “Underlying Funds”) The Fund expects that a majority of the Underlying Funds will be funds managed by the Advisor or its affiliates. The Fund targets a balanced allocation to equity and fixed income securities, as well as other asset classes with lower correlation to the equity and fixed income markets, such as utilities, real estate, commodities, healthcare technology and currencies, with the primary goal of reducing volatility. The Fund may invest in Underlying Funds without any constraints as to the market capitalization, duration, credit quality, country of domicile or type of securities or investments held by the Underlying Funds. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Advisor selects Underlying Funds based on a fundamental research process. The research process includes a top-down analysis of market conditions and investment category historical performance during various market conditions. It also includes a bottom-up analysis of each potential Underlying Fund for investment, including investment allocations; investment valuations and characteristics; positioning; historical performance during various market conditions; and the Fund’s portfolio manager’s outlook. The Advisor will tactically reallocate among Underlying Funds as often as needed to react to changing market conditions or to take advantage of opportunities.

The Underlying Funds as a group hold a wide range of securities and investments. These include (but are not limited to) small-, mid- and large-capitalization stocks; domestic and foreign securities (including emerging market securities); and sector holdings, such as utilities, real estate, commodity, healthcare and technology stocks. Certain of the Underlying Funds focus their investment strategy on fixed-income securities, which may hold, without limit, debt securities of any credit quality including below investment grade debt securities (also known as “junk” bonds) with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments, such as corporate bonds and asset backed, mortgage-backed, government-issued, domestic and international securities. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts.

For defensive purposes, in abnormal market conditions, or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Rational/ReSolve Adaptive Asset Allocation Fund

The Fund provides exposure to major global asset classes including equity indexes, fixed income indexes, interest rates, commodities and currencies. The Fund gains exposure to these asset classes by investing directly or indirectly through its Subsidiary (as described below) in futures contracts. Investments by the

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Fund may be made in domestic and foreign markets, including emerging markets. The Fund will also hold a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments. In addition, under certain market conditions, the Fund may also invest in volatility and (up to 25% of its assets) real estate exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”). The Fund’s strategy aims to achieve capital appreciation over the long-term.

The Fund’s sub-advisor, ReSolve Asset Management Inc. (the “Sub-Advisor”), uses a proprietary methodology to create a portfolio of securities that exhibit strong exposures to factors such as total-return momentum and trends, while simultaneously maximizing diversification based on changing estimates of volatility and correlations across global asset classes. The Fund will take long only positions in asset classes that have documented positive risk premia (the amount of money that an investment can be expected to return above the return on a risk-free asset), such as equity indexes and fixed income asset classes, while taking long or short positions in asset classes that have no expectation of positive risk premia, such as commodities and developed market currencies asset classes. A premise of the Sub-Advisor’s methodology is that return, volatility and correlation are more effectively estimated by observing past returns over horizons of one year or less, rather than using long-term averages. As a result, Fund holdings and weights are regularly adjusted in response to material changes in world markets.

The Sub-Advisor’s trading systems determines asset allocations based on the analysis of quantitative market information such as total-return momentum and trends, and accounts for the opportunity to reduce portfolio volatility through diversification. The trading systems analyze these factors over a broad time spectrum which may range from several days to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the asset classes are allocated in the portfolio including, but not limited to: intermediate-term profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, exchange regulations and depth of market. The allocations are reviewed daily, although changes may occur less frequently.

Target Volatility: The Fund is actively managed to target a 12% annualized volatility, although there is no guarantee that this objective can be met in all market conditions. Volatility is a statistical measure of the magnitude of changes in the Fund’s returns without regard to the direction of the returns. As portfolio weights, and estimates of volatility and correlations change through time, the Sub-Advisor will increase and decrease the Fund’s gross exposure to underlying assets in order to maintain its target level of portfolio volatility. During periods of extremely high volatility and high correlations the Fund may have lower exposure to underlying assets to maintain the target level of portfolio volatility. Conversely, during periods of low volatility and low correlations the Fund may require greater exposure to underlying assets to maintain its target level of portfolio volatility.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also

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principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act. The Fund’s Advisor and Sub-Advisor are also the Advisor and Sub-Advisor of the Subsidiary.

Rational Iron Horse Fund

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in:

•	dividend-paying common stocks, and
•	by writing call options on common stocks and common stock indices

The sub-advisor selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub-advisor combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

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The sub-advisor's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-advisor uses historical price ranges and returns to determine exit points. The sub-advisor uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The sub-advisor's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The sub-advisor's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The sub-advisor's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques that manage the volatility level of the Fund’s return, the sub-advisor expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general. Volatility is a measure of fluctuations in a fund’s performance up or down.

The sub-advisor selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The sub-advisor selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the sub-advisor's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option.

The sub-advisor buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated, or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile.

The sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with the Funds’ principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Funds also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the "Order") from the SEC that permits the Advisor, with the Trust's Board of Trustees' approval, to enter into or materially amend sub-advisory

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agreements with one or more sub-advisors who are not affiliated with the Advisor without obtaining shareholder approval. Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Funds may invest in other investment companies, including affiliated funds advised by the Advisor.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

	Dividend Capture Fund	Risk Managed Emerging Markets Fund	Rational Hedged Return Fund	Dynamic Brands Fund	Strategic Allocation Fund	Rational/ ReSolve Adaptive Asset Allocation Fund	Iron Horse Fund
Advisor’s Potential Conflict Risk					•
Allocation Risk					•
Call Risk					•
Cash or Cash Equivalents Risk			•	•		•
Class/Sector/ Region/ Focus Risk					•
Commodity Risk						•
Commodities-Related Investment Risk					•	•
Common Stock Risk				•
Counterparty Risk		•			•
Credit Risk				•	•
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	Dividend Capture Fund	Risk Managed Emerging Markets Fund	Rational Hedged Return Fund	Dynamic Brands Fund	Strategic Allocation Fund	Rational/ ReSolve Adaptive Asset Allocation Fund	Iron Horse Fund
Derivative Contracts • Futures Risk • Options Risks					•
Emerging Markets Risk				•	•	•
Emerging and Frontier Market Risk		•
Energy Risk					•
Equity Security Risk	•	•		•		•
Exchange-Traded Funds (“ETFs”) Risk	•				•	•
Exchange-Traded Note (ETN) Risk						•
Extension Risk					•
Fee Layering Risk					•
Fixed Income Risk				•		•
Foreign Currency Risk						•
Foreign Custodial Services and Related Investment Costs Risk		•
Foreign Exchanges Risk						•
Foreign Investment Risk						•	•
Foreign Investment/ADR/Currency Risk		•			•		•
Foreign Securities Risk				•

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	Dividend Capture Fund	Risk Managed Emerging Markets Fund	Rational Hedged Return Fund	Dynamic Brands Fund	Strategic Allocation Fund	Rational/ ReSolve Adaptive Asset Allocation Fund	Iron Horse Fund
Forward and Futures Contract Risk
Futures Risk				•		•
Growth Investing Risk					•
Hedging Risk			•
Index Risk			•			•
Interest Rate Risk				•	•
Inverse ETF Risk				•
Investment Style Risk	•	•		•
Junk Bond Risk					•
Leveraging Risk			•			•	•
Limited History of Operations Risk						•
Liquidity Risk		•			•
Managed Volatility Risk							•
Management Risk	•	•	•	•	•	•	•
Manager Risk	•	•	•	•	•	•	•
Market Risk	•	•	•	•	•	•	•
Market Capitalization Risk					•
Medium (Mid) Capitalization Stock Risk	•
Mid/Small Cap Stock Risk				•
MLP and MLP-Related Securities Risk	•
MLP Tax Risk	•
Mortgage-Backed and Asset-Backed Securities Risk					•
New Sub-Advisor Risk			•	•		•

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	Dividend Capture Fund	Risk Managed Emerging Markets Fund	Rational Hedged Return Fund	Dynamic Brands Fund	Strategic Allocation Fund	Rational/ ReSolve Adaptive Asset Allocation Fund	Iron Horse Fund
Non-Diversification Risk						•
Options Risk			•				•
Options Market Risk			•
Preferred Stock Risk	•
Prepayment Risk					•
Real Estate Risk						•
Real Estate/REIT Risk	•				•
Regulatory Risk			•			•
Security Risk						•
Short Position Risk						•
Small and Medium Capitalization Stock Risk							•
Target Volatility Strategy Risk						•
Tax Risk						•
Turnover Risk	•	•	•	•			•
Underlying Fund Risk	•			•		•
U.S. Agency Securities Risk			•	•		•
Value Investing Risk		•			•
Volatility Risk			•			•	•
Wholly-Owned Subsidiary Risk						•
Written Call Option Risk							•

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and certain Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds.

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Affiliated Investment Company Risk. A Fund invests in affiliated money market funds (the “Affiliated Advised Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the underlying funds. The affiliate of the Advisor will receive revenue to the extent the Advisor selects an Affiliated Advised Fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Advised Funds.

Allocation Risk. Because a Fund must allocate its assets among each of three asset classes, the Fund has less flexibility in its investment strategy than other funds which may invest all of their assets in a single asset class.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Cash or Cash Equivalents Risk: At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. In addition, investments in cash and cash equivalents could reduce the benefit to the Fund from any upswing in the market.

Class/Sector/Region Focus Risk. If a Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Commodity Risk.  Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodities-Related Investment Risk. Neither the Advisor nor the Funds anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) (except with respect to Rational Hedged Return Fund and Rational/ReSolve Adaptive Asset Allocation Fund) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Funds’ commodities-related investments. However, should the Advisor or the Funds be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Funds would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

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Counterparty Risk. The value of a Fund’s investments may be adversely affected if a counterparty to a derivatives or other transaction with a Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which a Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause a Fund to lose money. There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes.

Derivatives Risk.   A Fund may invest in derivatives, such as options, futures and forward contracts, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Fund may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Fund’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The Rational Hedged Return Fund and Rational/ReSolve Adaptive Asset Allocation Fund and their Subsidiaries are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with new regulatory requirement could increase the Fund’s expenses.

•	Futures Risk: The successful use of forward and futures contracts will depend upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

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•	Options Risk: The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing the entire premium invested in the put option.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Emerging and Frontier Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging and frontier market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging and frontier market securities tend to be more volatile than the securities of issuers located in developed markets.

Energy Risk. Investments in energy-related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Security Risk. Common stocks, whether held directly or through futures contracts, are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

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ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower-than expected rate, thus effectively extending the maturity of mortgage-backed securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fee Layering Risk. Because a Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by a Fund, a Fund may bear higher expenses than a Fund that invests directly in individual securities.

Fixed Income Risk.   When a Fund invests in fixed income securities, whether held directly or through futures contracts, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

Foreign Currency Risk. Currency trading, including through futures contracts, involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. Interest rate risk arises whenever a country changes its stated

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interest rate target associated with its currency. The Fund may also take short positions, through derivatives, if the Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Foreign Investment/ADR/Currency Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchanged rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the U.S. Currency exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt.

To the extent a Fund invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates may subject the Fund to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Participation certificates also may expose the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Fund the amount owned under the certificates.

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The value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make the value of securities traded in foreign markets more volatile than securities traded exclusively in the United States.

A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities and ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Futures Contract Risk. The successful use of futures contracts draws upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with new regulatory requirement could increase the Fund’s expenses.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the

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imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Government Security Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Such securities have interest rate risk, however, which is the risk that government security prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities tend to be more sensitive to interest rates than securities with shorter maturities.

Growth Investing Risk. The growth stocks in which a Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative, such as a futures contract, is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Interest Rate Risk. The value of a Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or

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duration, the greater its value will change in response to changes in interest rates. The interest earned on a Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease a Fund’s share price.

Leveraging Risk. Derivatives, such as a futures and options contract, and other transactions that give rise to leverage may cause a Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose a Fund to losses in excess of the amounts invested or borrowed. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Limited History of Operations Risk.  The Fund has a limited history of operations for investors to evaluate. Due to the Fund's small asset size, certain of the Fund's expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset size. There can be no assurance that a Fund will grow to an economically viable size, in which case a Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at a loss.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Managed Volatility Risk. Techniques used by the adviser to manage the volatility of a Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the adviser’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Management Risk. The Advisor/Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. The investment strategies and models employed by the

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Advisor/Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. Overall stock and bond market risks may also affect the value of a Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Mid/Small Cap Stock Risk. Because the smaller companies in which a Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those on investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to a MLP that is not taxed as a corporation.
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Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities, particularly those with complex or highly variable terms, such as CMOs (“collateralized mortgage obligations”), entail greater prepayment and liquidity risks than other fixed-income securities. As a result, their prices may be more volatile and their trading market may be more limited than that of other fixed income securities.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Sub-Advisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Non-diversification Risk. If a Fund is non-diversified it means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, a Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security or futures falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the security or futures rises above the strike price. The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration.  Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility.  Written call and put options may limit the Fund's participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position.  The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The disfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

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Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise as quickly as the prices of other fixed-income securities.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Real Estate/REIT Risk. A Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Regulatory Risk. Changes in the laws or regulations of the United States, (and with respect to the Rational/ReSolve Adaptive Asset Allocation Fund, the Cayman Islands), or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities, whether held directly or through futures, may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Sector/Focused Investment Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector or focuses its Fund investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.

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Short Position Risk.  The Fund will incur a loss as a result of a short position, in securities or futures, if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security or instrument.

Small and Medium Capitalization Stock Risk. The value of smaller and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Target Volatility Strategy Risk. The Sub-Advisor’s target volatility management strategy may not protect against declines, may tend to limit gains in up markets, may tend to increase transaction costs which may lead to losses or reduced gains and may not be successful as a short-term strategy as it is subject to the Sub-Advisor’s ability to assess volatility conditions and execute related investment management techniques.

Tax Risk.  By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund under Subchapter M of the Code.  Subchapter M requires, among other things, that at least 90% of the Fund's gross income be derived from certain qualifying sources, such as dividends, interest, gains from the sale of stock or other securities, and certain other income derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% gross income requirement if the Fund invests in the derivative directly.  The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.  In such event, the Fund's Board of Trustees would consider what action to take in the best interests of shareholders.

Turnover Risk: A Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including ETFs and BDCs (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, by the Sub-Advisor expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Value Investing Risk. The assessment of a stock’s intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued may actually be appropriately priced or its

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price may decline. Value stocks may be trading at relatively low valuations as a result of experiencing adverse business developments or may be subject to special risks. Different types of stocks tend to fall in and out of favor depending on market conditions, and the market may not favor value style investing. Value stocks may lag behind growth stocks in an up market.

Volatility Risk. If a Fund’s risk management techniques fail to control the Fund’s volatility as expected, the Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, a Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

Written Call Option Risk. Selling covered call or stock index options will limit a Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Non-Principal Investment Risks

In addition to the principal investment risks discussed above, the following summarizes the non-principal risks of Rational Iron Horse Fund.

Acquired Funds Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Affiliate Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Affiliate Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliate Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliate Advised Funds.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

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Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the advisor, the sub-advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). A Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day.  Requests received after 4:00 p.m. EST will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the Fund

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Multiple Classes

Each Fund offers four classes of Shares: Class A Shares, Class C Shares, Institutional Shares and Class T shares. Class T shares are offered through a separate prospectus. Not all share classes may be available in all states.

Choosing a Share Class

To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”)

The following are some of the main differences between Class A Shares, Class C Shares and Institutional Shares of the Funds:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”
•	A contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.
•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges, all of your money goes to work for you right away.
•	Back-end deferred sales charges on shares sold within 12 months of purchase and as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional Shares

•	No sales charges.

•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

For the estimated expenses of each share class, see the section entitled “Fees and Expenses of the Fund”.

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Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Sales Charges on Class A Shares

Purchases of Class A Shares of each Fund, except the Rational/ReSolve Adaptive Asset Allocation Fund and the Rational Iron Horse Fund, are subject to the following front-end sales charges. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above *	0.00%	0.00%	0.00%

Purchases of Class A Shares of the Rational/ReSolve Adaptive Asset Allocation Fund and the Rational Iron Horse Fund are subject to the following front-end sales charges. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above*	0.00%	0.00%	0.00%
*	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

+ A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction (in the case of investments at or above the $1 million breakpoint). Certain intermediaries may provide different CDSC waivers or discounts which

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are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers”.

How to Reduce Your Class A Sales Charge

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Shares, Reductions and Waivers

There are no sales charges on reinvested distributions. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, a dollar amount that would qualify for a reduced sales charge set forth in the table under the sub-section “Sales Charges” above, and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

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Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment adviser; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases

For more information regarding which intermediaries may have agreements with the Funds or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Sales Charges on Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares.

The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

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For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

Certain intermediaries may provide for different sales charge discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Distribution Plans

Each Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of its Class A Shares, and Class C Shares, and the Rational/ReSolve Adaptive Asset Allocation Fund has adopted a 12b-1 Plan on behalf of its Institutional Shares which allows the Fund to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, each Fund may finance from the assets of Class A, Class C and, with respect to the Rational /ReSolve Adaptive Asset Allocation Fund only, Institutional Shares certain activities or expenses that are intended primarily to result in the sale of the Class A Shares, Class C Shares, or Institutional Shares, as applicable. Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time, these fees will increase the cost of a shareholder’s investment and will cost the shareholder more than other types of sales charges.

The maximum Rule 12b-1 fee is 0.25% of the Fund’s Class A Shares average daily net assets.

With respect to Class C Shares, the fee paid by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Rational/ReSolve Adaptive Asset Allocation Fund’s 12b-1 Plan provides that the Fund’s Institutional Shares may pay an amount up to 0.25% of its average daily net assets pursuant to the Plan. However, the 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

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Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan with respect to the Funds’ Class A, Class C and Institutional Share Classes. The Funds may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares (in addition to those included in the Fund’s 12b-1 fees above for Class C Shares only) and Institutional Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 800-253-0412 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Funds reserve the right to reject any purchase request that it regards as disruptive to the efficient management of a Fund, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.

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The Funds presently do not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for each Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Funds through the SIP. To participate, you must open an account with the Trust by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A Shares or Class C Shares of the Fund or Funds, as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment in each Fund is $500. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

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Other Purchase Information

A Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase orders on each Fund's behalf. The Funds will be deemed to have received a purchase order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker, to the Funds upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before

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4:00 p.m. EST (or before the NYSE closes if the NYSE closes before 4:00 p.m. EST) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

You may redeem your shares in the Funds through brokers or agents who have entered into selling agreements with a Fund's distributor. The brokers and agents are authorized to receive redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive redemption orders on each Fund's behalf. The Funds will be deemed to have received a redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. You may be charged a fee if you use a broker or agent to redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors redeeming shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

A Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. A Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures

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to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Funds do not charge a redemption fee. Shareholders in a Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge will be assessed a 1.00% CDSC on shares redeemed less than 24 months after the date of their purchase. Shareholders who purchase Class C Shares do not pay an initial front-end sales charge but will be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

The Funds use a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Funds reserve the right to modify, waive or eliminate the CDSC at any time. If a Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by a Fund, may be either a pro rata payment of each of the securities held by a Fund or a representative sample of securities, and will be valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh calendar day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within

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the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Reinstatement Privilege: Shareholders have a one-time right, within 60 days of redeeming Class A shares to reinvest the redemption proceeds at the next determined NAV in Class A shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems Class A shares and utilizes the reinstatement privilege, there may be tax consequences.

Exchanging Shares

On any business day when the NYSE is open, you may exchange Shares of a Fund for the same class of Shares of any other Rational Fund offering such shares, including for shares of other Rational Funds.

Additional Information

In order to exchange Shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges. A CDSC is not imposed on exchanges of Class A shares.

Exchanging C Shares

Class C Shares for a Fund may be exchanged for Class C Shares of any other Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without a sales charge.

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How to Exchange Shares

1.	Satisfy the minimum account balance requirements
•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.

2. Satisfy the minimum investment requirements

•	You must meet the minimum investment requirements of the Fund into which you are exchanging Shares.
3.	Call (You must have completed the appropriate section on your account application)
•	The Funds at 800-253-0412
•	Your Investment Professional

OR

   Write

•       Mutual Fund and Variable Insurance Trust

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

4. Provide the required information

•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
•	Specify the share class
•	Your account number
•	The name and address on your account (account registrations must be identical)
•	The dollar amount or number of Shares to be exchanged
•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)
•	Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

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Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of a Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or a Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact a Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. A Fund may change, suspend or terminate this conversion feature at any time.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Funds’ shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of a Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by a Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Funds and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price,

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short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Certain Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The Funds declare, have ex-dates and pay dividends on investment income, if any, according to the following schedule:

Rational Dividend Capture Fund	Monthly
Rational Risk Managed Emerging Markets Fund	Annually
Rational Hedged Return Fund	Annually
Rational Dynamic Brands Fund	Annually
Rational Strategic Allocation Fund	Quarterly
Rational/ReSolve Adaptive Asset Allocation Fund	Annually
Rational Iron Horse Fund	Quarterly

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, a Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

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The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUNDS

Advisor

Rational Advisors, Inc. has been retained by the Trust under Management Agreements to act as the investment advisor to the Funds subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Funds’ investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisors

PVG Asset Management Corp (Rational Dividend Capture Fund Only)

The Fund’s Sub-Advisor is PVG Asset Management Corp (“PVG”) pursuant to a Sub-Advisory Agreement between the Advisor and PVG. PVG is located at 24918 Genesee Trail Rd, Golden, CO 80401 and 6898 S. University Blvd, Suite 100, Centennial, CO 80122. PVG is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Founded in 1988, PVG provides investment management services to institutions, tax exempt funds, and individuals seeking investment growth and asset protection.

Under the supervision of the Advisor, PVG is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, PVG is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay PVG fifty percent of the net advisory fees paid to the Advisor by the Fund in new Fund assets received by the Fund on and after the effective date of the Sub-Advisory Agreement.

Barrow, Hanley, Mewhinney & Strauss, LLC (Rational Risk Managed Emerging Markets Fund Only)

The Fund’s Sub-Advisor is Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) pursuant to a Sub-Advisory Agreement between the Advisor and BHMS. BHMS is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. BHMS is registered as an investment advisor under the Investment Advisers Act of 1940. The firm began conducting business in 1979 and is a subsidiary of BrightSphere Investment Group plc (BSIG), a publicly-held company traded on the New York Stock Exchange. BHMS provides investment management services to separately managed U.S. and non-U.S. equity, and fixed income portfolios for large institutional clients, mutual funds, employee benefit plans, endowments, foundations, limited liability companies and other institutions and individuals. As of December 31, 2017, BHMS had discretionary investment management authority with respect to approximately $92 billion of assets.

Under the supervision of the Advisor, BHMS is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, BHMS is responsible for maintaining certain

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transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay BHMS a fee in accordance with the following schedule:

0.30% of the Fund’s daily net assets for the first $50 million in assets;

0.35% of the Fund’s daily net assets for the next $50 million in assets; and

0.40% of the Fund’s daily net assets thereafter.

Warrington Asset Management LLC (Rational Hedged Return Fund Only)

Warrington Asset Management LLC (“Warrington”), a Delaware limited liability company located at 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646, is the investment sub-advisor to the Fund. In addition to serving as the investment sub-advisor to the Fund, Warrington serves as the commodity trading advisor to private pooled investment vehicles and to separate commodity trading accounts for certain qualified investors. Warrington has been registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity trading advisor and commodity pool operator since January 30, 2012, and is a member of the National Futures Association (“NFA”) in such capacities. Scott C. Kimple indirectly owns 100% of Warrington. Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Warrington is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Warrington 50% of the net advisory fees paid by the Fund.

Accuvest Global Advisors (Rational Dynamic Brands Fund Only)

Accuvest Global Advisors (“Accuvest”), located at 3100 Oak Road #380, Walnut Creek, CA 94597, serves as sub-advisor to the Fund. Subject to the authority of the Board of Trustees, Accuvest is responsible for the overall management of the Fund's investments. Accuvest is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. Accuvest has been providing investment advice to individual and institutional investors since 2005. As of the date of this Prospectus, Accuvest provides investment advice to individual investors and institutional investors and the Fund.

Under the supervision of the Advisor, Accuvest is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Accuvest is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Accuvest 50% of the net advisory fees paid by the Fund.

ReSolve Asset Management Inc. (Rational/ReSolve Adaptive Asset Allocation Fund Only)

The Fund’s investment sub-advisor is ReSolve Asset Management Inc. (“ReSolve”), 1 Adelaide Street E, Suite 2100, Toronto, Ontario, M5C 2V9. ReSolve is registered as an investment adviser under the Investment Advisers Act of 1940. ReSolve was founded in September 2015 and is a registered investment advisor providing investment management services to registered investment companies.

Subject to the oversight and approval of the Advisor, ReSolve is primarily responsible for the day-to-day management of the Fund’s portfolios. In addition, ReSolve is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay ReSolve 50% of the net management fees that the Advisor receives from the Fund.

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Van Hulzen Asset Management, LLC (Rational Iron Horse Fund Only)

Van Hulzen Asset Management, LLC, (“Van Hulzen”) located at 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, serves as sub-advisor to the Fund. Subject to the authority of the Board of Trustees, Van Hulzen is responsible for the overall management of the Fund's investments. Van Hulzen is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. Van Hulzen has been providing investment advice to individual and institutional investors since 1997. As of the date of this Prospectus, Van Hulzen provides investment advice to individual investors and institutional investors such as pension plans, non-profit organizations, pooled investment vehicles and the Fund.

Under the supervision of the Advisor, Van Hulzen is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Van Hulzen is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Van Hulzen 50% of the management fees that the Advisor receives from the Fund 65% of the net advisory fees paid by the Fund to the Advisor until the Fund reaches $25 million in assets and 50% of the net advisory fees paid by the Fund thereafter.

Portfolio Managers

Portfolio Managers of the Rational Dividend Capture Fund

Patrick S. Adams and Rick Garcia are primarily responsible for the day-to-day management of the Dividend Capture Fund’s portfolio. Mr. Adams serves as the Lead Portfolio Manager of the Fund.

Patrick S. Adams, CFA, Chief Executive Officer and Lead Portfolio Manager of PVG, has served as Portfolio Manager of the Fund since 2017. Mr. Adams has been the Chair of the investment committee of PVG since 2008. Mr. Adams has over 30 years of investment experience with an intense, bottom-up research process to invest both long and short in the U.S. equity markets. He has held executive roles at various mutual fund companies such as Berger, Founders, and Kemper.  Mr. Adams received his MBA from Xavier University and graduated B.S. from the Ohio State University. He has passed rigorous requirements to earn his international professional certification as a Chartered Financial Analyst issued by the CFA Institute.

Rick Garcia, President and Portfolio Manager of PVG since 2012, has served as Portfolio Manager of the Fund since 2017. Mr. Garcia also serves as a member of PVG’s investment committee. Mr. Garcia has been in the financial industry for over 10 years. Prior to joining PVG, he was a Stock Broker for Charles Schwab (2006-2008) and a Business Development Consultant with Jackson National Life (2008-2012). Preceding the financial industry, Rick served in the United States Marine Corps for 5 years, with overseas deployment during Operation Enduring Freedom (2001) and Operation Iraqi Freedom (2003).  He was honorably discharged in 2003.  He has his BS Finance degree from Metropolitan State University of Denver.

Portfolio Managers of the Rational Risk Managed Emerging Markets Fund

Randolph S. Wrighton Jr., CFA, Josh D. Ayers and Sherry Zhang, CFA, are jointly and primarily responsible for the day to-day management of the Fund.

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Randolph S. Wrighton Jr., CFA, Managing Director of BHMS, has served as Portfolio Manager of the Fund since 2018. Mr. Wrighton joined BHMS in 2005, has worked in investment management since 2000, and has managed investment portfolios since 2012. He earned a B.A. from Vanderbilt University and an M.B.A. from the University of Texas.

Josh D. Ayers, Director of BHMS, has served as Portfolio Manager of the Fund since 2018. Mr. Ayers joined BHMS in 2015. From 2012 to 2015, Mr. Ayers served as general partner of Paradarch Advisors, LLC where he published the firm’s financial newsletter. He earned a B.A. from Southern Methodist University and an MBA from the University of Virginia’s Darden School of Business.

Sherry Zhang, CFA, Director of BHMS, has served as Portfolio Manager of the Fund since 2018. Ms. Zhang joined BHMS in 2013, has worked in investment management since 1997, and has managed investment portfolios since 2018. Previously from 2011 to 2013, Ms. Zhang served as senior equity analyst for Matthews Asia. Ms. Zhang earned a BBA and MBA from Baylor University

Portfolio Managers of the Rational Hedged Return Fund

Scott C. Kimple and Mark W. Adams are primarily responsible for the day-to-day management of the Funds. Mr. Kimple is the Lead Portfolio Manager of the Fund.

Scott C. Kimple, Principal and Portfolio Manager of Warrington, has been a Portfolio Manager of the Sub-Advisor since its inception in 2012. Mr. Kimple also serves as the Portfolio Manager to private commodity pools sponsored by an affiliate of Warrington, as well as to separate commodity trading accounts. From 1991 to 2015, Mr. Kimple was employed by Morgan Stanley Smith Barney LLC (“MSSB”) as a registered representative and was registered with the NFA as an Associated Person of MSSB during that period Mr. Kimple received a BBA in finance from Southern Methodist University and a MBA, with emphasis in Finance and Derivative Securities, from SMU’s Cox School of Business.

Mark W. Adams, Assistant Portfolio Manager to Warrington GP, LLC an affiliate of Warrington since 2015. From 2009 to 2014, Mr. Adams was employed by Morgan Stanley Smith Barney LLC (“MSSB”) and was registered with the NFA as an Associated Person of MSSB. Mr. Adams graduated from Washington University in St. Louis where he received a BBA with a triple major in Finance, Management and International Business. He also received an MBA from Southern Methodist University’s Cox School of Business.

Portfolio Managers of the Rational Dynamic Brands Fund

David Garff, Eric M. Clark and James Calhoun are jointly and primarily responsible for the day-to-day management of the Funds.

David Garff, CIMA, Founder, President, Chief Investment Officer and Chief Compliance Officer of Accuvest since 2005. Prior to joining the Sub-Advisor, Mr. Garff was a Senior Investment Management Consultant to Smith Barney from 1995 to 2005 and a Financial Consultant for Merrill Lynch from 1992 to 1995. Mr. Garff graduated with a Bachelor of Arts in Economics and Spanish Translation from Brigham Young University and a Master’s Degree in Business Administration from the Haas School of Business at the University of California, Berkley

Eric C. Clark, a Portfolio Manager of the Sub-Advisor since 2016. Mr. Clark founded the Alpha Brands investment strategy in 2016. Prior to joining the Sub-Advisor, Mr. Clark was a Regional Vice President

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of Transamerica from 2014 to 2015; Regional Vice President of Lord Abbett from 2013 to 2015; and Portfolio Manager for Breakaway Partners from 2005 to 2013. Mr. Clark graduated with a Bachelor of Arts in Urban Planning with emphasis in Real Estate and Economics from the University of Maryland, College Park.

James Calhoun, CFA, a Portfolio Manager and Senior Research Associate of the Sub-Advisor since 2013. From 2011 to 2013, Mr. Calhoun was a Portfolio Manager of Ascentia Capital Management. Mr. Calhoun obtained a Bachelor of Science degrees in Finance and Economics for the University of Nevada, Reno

Portfolio Manager of the Rational Strategic Allocation Fund

David Miller is primarily responsible for the day-to-day management of the Fund.

David Miller, Owner and Senior Portfolio Manager of the Advisor since 2016, has served as the Portfolio Manager of the Fund since 2016. He is also a co-founder and Senior Portfolio Manager of Catalyst Capital Advisors LLC (“Catalyst”) since 2006. Mr. Miller is also responsible for the day-to-day management of several funds managed and sub-advised by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

Portfolio Managers of the Rational/ReSolve Adaptive Asset Allocation Fund

Adam Butler, Rodrigo Gordillo and Michael Philbrick are jointly and primarily responsible for the day to day management of the Fund.

Adam Butler CFA, CAIA, Mr. Butler is a Co-Founder, Chief Investment Officer and Portfolio Manager of ReSolve. Prior to co-founding the Sub-Advisor in September 2015, Mr. Butler was a Portfolio Manager at Dundee Private Wealth from 2014 to 2015; Portfolio Manager at Macquarie Private Wealth (Canada) from 2011 to 2014; Portfolio Manager at Richardson GMP’s flagship Toronto branch from 2005 to 2011; and Investment Advisor at BMO Nesbitt Burns from 1994 to 2001. Mr. Butler holds Chartered Financial Analyst® and Chartered Alternative Investment Analyst® charters.

Rodrigo Gordillo CIM®, Mr. Gordillo is a Co-Founder, Managing Partner and Portfolio Manager of ReSolve. Prior to co-founding the Sub-Advisor in September 2015, Mr. Gordillo was a Portfolio Manager at Dundee Private Wealth from 2014 to 2015; Portfolio Manager at Macquarie Private Wealth (Canada) from 2011 to 2014; Investment Advisor at Macquarie Private Wealth (Canada) from 2006 to 2011. Mr. Gordillo is a Chartered Investment Manager®.

Michael Philbrick CIM®, AIFP®. Mr. Philbrick is a Co-Founder, President and Portfolio Manager of ReSolve. Prior to co-founding the Sub-Advisor in September 2015, Mr. Philbrick was a Portfolio Manager at Dundee Private Wealth from 2014 to 2015; Branch Manager and Portfolio Manager at Macquarie Private Wealth (Canada) from 2011 to 2014; Branch Manager and Portfolio Manager at Richardson GMP’s flagship Toronto branch from 2005 to 2011; Branch Manager and Investment Advisor at Scotia McLeod from 2002 to 2005; and

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Investment Advisor at BMO Nesbitt Burns from 1994 to 2001. Mr. Philbrick is a Chartered Investment Manager® and Accredited Investment Fiduciary®.

Portfolio Managers of the Rational Iron Horse Fund

Craig Van Hulzen, John Pearce and Stefan ten Brink are jointly and primarily responsible for the day to day management of the Fund.

Craig Van Hulzen, Chief Investment Officer, President and Portfolio Manager of Van Hulzen, has been Portfolio Manager of the Fund since 2017. Mr. Van Hulzen has served as Chief Investment Officer, President and Portfolio Manager since founding the sub-advisor in 1998. Mr. Van Hulzen oversees the investment process for the sub-advisor. Mr. Van Hulzen has been a consultant on risk management and portfolio construction issues to money managers, institutions, and endowments, and has also provided expert witness testimony on portfolio construction and risk management issues to various states and house sub-committees. Mr. Van Hulzen has been featured in Business Week, Fortune Online, Pensions & Investment, Financial Planning and USA Today. Mr. Van Hulzen holds a B.A. in Business Finance from Point Loma Nazarene University.

John Pearce, Managing Director and Portfolio Manager of Van Hulzen since February 2008, has served as Portfolio Manager of the Fund since 2017. Previously, from February 2002 to November 2007, Mr. Pearce served as Director of Credit Suisse Securities, where he specialized in intrinsic value analysis and worked with both large corporations and institutional clients. Mr. Pearce serves on the sub-advisor's Investment Committee and oversees the sub-advisor's business development efforts. Mr. Pearce holds a B.A. in Economics from the University of Virginia, an M.S. in Accounting from the College of Charleston.

Stefan ten Brink, Managing Director and Portfolio Manager of Van Hulzen since January 2011, has served as Portfolio Manager of the Fund since 2017. Previously, from June 2005 to September 2010, Mr. ten Brink served as Portfolio Manager for Petercam Asset Management in Amsterdam, the Netherlands. From July 2000 to June 2005, Mr. ten Brink served as a Portfolio Manager for the Pension Fund of Koninklijke Ahold N.V., and as an Investment Adviser for ING Bank. Mr. ten Brink holds a degree in Logistics & Economics from Arnhem Business School and an MSc in Business Economics from Nijmegen University. Mr. ten Brink is a Certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies).

The Funds’ SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Advisory and Sub- Advisory Services

The Funds pay the Advisor management fees as a percentage of each Fund’s average daily net assets for its services as investment advisor as set forth in the chart below and the paragraphs that immediately follow:

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Dividend Capture Fund	0.75%	0.70%	0.65%
Rational Risk Managed Emerging Markets Fund	1.00%	0.95%	0.90%
Rational Dynamic Brands Fund	0.75%	0.70%	0.65%

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Fund	Percentage of Average Daily Net Assets
Rational Hedged Return Fund	1.75%
Rational Strategic Allocation Fund	0.10%
Rational/ReSolve Adaptive Asset Allocation Fund	1.75%
Rational Iron Horse Fund	1.25%

Advisory Fees

The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level through April 30, 2019. Fee waivers and expense reimbursements are subject to possible recapture from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver, and any expense limits in place at the time of recapture and the repayment is approved by the Board of Trustees. The following table describes the expense limitation for each Fund.

Fund	Expense Limitation
Rational Dividend Capture Fund	1.25%, 2.00%, and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively of the Fund
Rational Risk Managed Emerging Markets Fund	1.50%, 2.25%, and 1.25% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Hedged Return Fund	2.24% , 2.99%, and 1.99% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Dynamic Brands Fund	1.25%, 2.00%, and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Strategic Allocation Fund	0.70%, 1.45%, and 0.45% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational/ReSolve Adaptive Asset Allocation Fund	2.22%, 2.97%, and 1.97% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Iron Horse Fund	1.95%, 2.70% and 1.70% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund

For the fiscal year ended December 31, 2017, the Funds paid the Advisor management fees (after waivers) as a percentage of each Fund’s average daily net assets:

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Fund	Net Advisory Fee Received
Rational Dividend Capture Fund	0.45%
Rational Risk Managed Emerging Markets Fund	0.00%
Rational Hedged Return Fund	0.00%
Rational Dynamic Brands Fund	0.06%
Rational Strategic Allocation Fund	0.00%
Rational/ReSolve Adaptive Asset Allocation Fund	1.23%
Rational Iron Horse Fund	0.72%

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

The Trust’s annual report to shareholders for the period ended December 31, 2017 contains discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor for the Dividend Capture Fund, Risk Managed Emerging Markets Fund, Hedged Return Fund, Dynamic Brands Fund, and Strategic Allocation Fund and discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreements between the Advisor and Warrington for the Risk Managed Emerging Markets Fund, and between the Advisor and Accuvest for the Dynamic Brands Fund. The Trust’s annual report for the period ended December 31, 2016 contains discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor for the Rational/ReSolve Adaptive Asset Allocation Fund and discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and Van Hulzen for the Rational/ReSolve Adaptive Asset Allocation Fund. The Trust’s semi-annual report for the period ending June 30, 2017 includes discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and PVG for the Dividend Capture Fund and the management agreement with the Advisor and the sub-advisory agreement between the Advisor and Van Hulzen for the Iron Horse Fund. The Trust’s semi-annual report for the period ending June 30, 2018 will include the discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and BHMS for the Risk Managed Emerging Markets Fund.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Fund.

Prior Performance of the Sub-Advisor to the Rational Hedged Return Fund:

Provided below is the historical performance of the Warrington’s Tactical Program Composite which include all client accounts managed by Warrington with investment objectives, strategies and policies substantially similar to the Fund. The composite performance returns do not reflect the performance of any one account. Individual accounts may have realized more or less favorable results than the composite results provided. For comparison purposes, the Tactical Program Composite is measured against the S&P 500 Total Return Index and the IQ Hedge Long/Short Beta Index.

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This information is provided to illustrate the past performance of Warrington in managing accounts in a substantially similar manner as the Fund but does not represent the performance of the Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the Fund, or the return an individual investor might achieve by investing in the Fund.

From May 1, 2012 to January 31, 2015, the Tactical Program Composite was composed of only proprietary accounts. These proprietary accounts did not pay any account fees. The performance returns set forth below from May 1, 2012 to January 31, 2015 are calculated and presented pro forma net of a 2% management fee and a 20% incentive fee, and net of all brokerage and trading related expenses in accordance with Commodity Futures Trading Commission and National Futures Association standards.

The performance of the Tactical Program Composite from February 1, 2015 to October 31, 2017 represent third party accounts and is calculated “net” of all actual separate account fees (i.e., it includes the impact of all account fees and expenses). None of the accounts in the Tactical Program Composite had a sales load. Fees and expenses of the private accounts included in the Sub-Advisor’s Tactical Program Composite are generally higher than those of the Fund and, therefore, the Fund’s results would be different than the returns reflected below. However, the Fund’s results may be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act or the Internal Revenue Code, which, if applicable, could have adversely affected the performance of the private accounts.

The performance of the Tactical Program Composite have not been audited. The performance results are calculated substantially in accordance with Commodity Futures Trading Commission and the National Futures Association standards, which may differ from those of the SEC.

Sub-Advisor’s Tactical Program Composite Net Dollar Weighted Annual Returns

For the Years Ended December 31	Tactical Program Composite	S&P 500 Total Return Index	IQ Hedge Long/Short Beta Index
2012*	1.62%	3.69%	5.57%
2013	10.63%	32.39%	10.32%
2014	14.62%	13.69%	3.56%
2015	7.58%	1.38%	0.32%
2016	6.04%	11.96%	1.60%
2017	7.63%	21.83%	11.96%

*Returns for the period May 1, 2012 to December 31, 2012.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

	ONE YEAR	SINCE INCEPTION[3]
Tactical Program Composite	7.63%	9.26%
S&P 500 Total Return Index[1]	21.78%	15.79%
IQ Hedge Long/Short Beta Index[2]	11.96%	5.45%

1 The S&P500 Total Return Index is a capitalization weighted index that measures the performance of 500 large-cap U.S. stocks chosen for market size, liquidity, sector representation and other factors. The S&P 500 Total Return Index reflects the effects of dividend reinvestment
2 The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style

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FINANCIAL HIGHLIGHTS

Rational Dividend Capture Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$8.64	$8.41	$10.01	$10.74	$9.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	(A)	0.29	(A)	0.36	0.39	0.36
Net realized and unrealized gain (loss) on investments	(0.47)	0.22	(0.67)	0.64	1.60
Total from investment operations	(0.17)	0.51	(0.31)	1.03	1.96

LESS DISTRIBUTIONS:
From net investment income	(0.45)	(0.26)	(0.35)	(0.41)	(0.32)
From net realized gains on investments	—	(0.02)	(0.94)	(1.35)	(0.39)
Total distributions	(0.45)	(0.28)	(1.29)	(1.76)	(0.71)

Net asset value, end of period	$8.02	$8.64	$8.41	$10.01	$10.74

Total return (B)	(1.99)%	6.15%	(3.25)%	9.59%	21.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$12,188	$47,544	$57,752	$132,177	$278,917
Ratios to average net assets
Expenses, before waiver and reimbursement	1.33%	1.42%	1.47%	1.38%	1.33%
Expenses, net waiver and reimbursement	1.00%	1.00%	0.89%	0.88%	0.89%
Net investment income	3.53%	3.37%	3.37%	3.22%	3.59%
Portfolio turnover rate	224%	159%	92%	92%	130%

104

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$8.63	$8.40	$10.01	$10.73	$9.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	(A)	0.27	(A)	0.31	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.49)	0.22	(0.66)	0.67	1.59
Total from investment operations	(0.19)	0.49	(0.35)	1.01	1.93

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.24)	(0.32)	(0.38)	(0.30)
From net realized gains on investments	—	(0.02)	(0.94)	(1.35)	(0.39)
Total distributions	(0.43)	(0.26)	(1.26)	(1.73)	(0.69)

Net asset value, end of period	$8.01	$8.63	$8.40	$10.01	$10.73

Total return (B)	(2.24)%	5.89%	(3.60)%	9.45%	20.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$20,327	$32,269	$39,610	$66,445	$71,258
Ratios to average net assets
Expenses, before waiver and reimbursement	1.57%	1.67%	1.72%	1.63%	1.58%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.14%	1.13%	1.14%
Net investment income	3.52%	3.12%	3.14%	3.01%	3.32%
Portfolio turnover rate	224%	159%	92%	92%	130%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the not waived its fees and reimbursed expenses, total return would have been lower.

105

Class C
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014 (A)

Net asset value, beginning of period	$8.61	$8.38	$9.99	$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	(B)	0.22	(B)	0.27	0.32
Net realized and unrealized gain (loss) on investments	(0.52)	0.22	(0.66)	0.70
Total from investment operations	(0.23)	0.44	(0.39)	1.02

LESS DISTRIBUTIONS:
From net investment income	(0.39)	(0.19)	(0.28)	(0.35)
From net realized gains on investments	—	(0.02)	(0.94)	(1.35)
Total distributions	(0.39)	(0.21)	(1.22)	(1.70)

Net asset value, end of period	$7.99	$8.61	$8.38	$9.99

Total return (C)	(2.68)%	5.34%	(4.08)%	9.54	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,799	$1,654	$2,335	$4,154
Ratios to average net assets
Expenses, before waiver and reimbursement	2.31%	2.17%	2.22%	2.16	% (E)
Expenses, net waiver and reimbursement	1.75%	1.75%	1.64%	1.63	% (E)
Net investment income	3.50%	2.61%	2.64%	2.69	% (E)
Portfolio turnover rate	224%	159%	92%	92	% (D)

(A)	The Rational Dividend Capture Fund Class C shares commenced operations on January 3, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

106

Rational Risk Managed Emerging Markets Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$5.72	$6.76	$9.38	$10.74	$10.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	(A)	(0.14	) (A)	0.03	(0.03)	0.04
Net realized and unrealized gain (loss) on investments	1.90	(0.10)	(0.15)	0.16	0.58
Total from investment operations	1.93	(0.24)	(0.12)	0.13	0.62

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.33)	—	(0.21)
From net realized gains on investments	(0.38)	(0.73)	(2.17)	(1.49)	—
From paid in capital	—	(0.07)	—	—	—
Total distributions	(0.38)	(0.80)	(2.50)	(1.49)	(0.21)

Net asset value, end of period	$7.27	$5.72	$6.76	$9.38	$10.74

Total return (B)	33.79%	(3.66)%	(0.60)%	1.31%	6.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,506	$5,232	$5,483	$20,578	$27,015
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.98%	3.10%	2.52%	2.22%	2.01%
Expenses, net waiver and reimbursement (C)	1.25%	1.25%	0.90%	1.63%	1.87%
Net investment income (loss) (C,D)	0.48%	(2.07)%	0.32%	(0.29)%	0.40%
Portfolio turnover rate	99%	361%	86%	88%	156%

107

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$5.70		$6.73		$9.35	$10.73	$10.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(A)	(0.14	) (A)	0.02	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.89		(0.10)		(0.17)	0.13	0.59
Total from investment operations	1.90		(0.24)		(0.15)	0.11	0.60

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.30)	—	(0.19)
From net realized gains on investments	(0.38)	(0.73)	(2.17)	(1.49)	—
From paid in capital	—	(0.06)	—	—	—
Total distributions	(0.38)	(0.79)	(2.47)	(1.49)	(0.19)

Net asset value, end of period	$7.22	$5.70	$6.73	$9.35	$10.73

Total return (B)	33.38%	(3.77)%	(0.91)%	1.13%	5.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,549	$4,174	$4,501	$6,774	$429
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	3.27%	3.35%	2.77%	2.47%	2.26%
Expenses, net waiver and reimbursement (C)	1.50%	1.50%	1.15%	1.88%	2.12%
Net investment income (loss) (C,D)	0.20%	(2.15)%	0.19%	(0.15)%	0.06%
Portfolio turnover rate	99%	361%	86%	88%	156%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

108

	Class C (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$5.68	$6.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.05)	(0.15)
Net realized and unrealized gain on investments	1.89	0.01	(H)
Total from investment operations	1.84	(0.14)

LESS DISTRIBUTIONS:
From net investment income	—	—
From net realized gains on investments	(0.38)	(0.73)
From paid in capital	—	(0.05)
Total distributions	(0.38)	(0.78)

Net asset value, end of period	$7.14	$5.68

Total return (C)	32.43%	(2.36	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$71	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	3.92%	4.10	% (E)
Expenses, net waiver and reimbursement (F)	2.25%	2.25	% (E)
Net investment income (loss) (F,G)	(0.79)%	(3.72	)% (E)
Portfolio turnover rate	99%	361	% (D)

(A)	The Rational Risk Managed Emerging Markets Fund Class C Shares commenced operations on May 31, 2016

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

109

Rational Hedged Return Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Institutional Class
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2017		2016		2015		2014	2013

Net asset value, beginning of period	$5.12		$5.39		$6.73		$8.05	$7.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	(A)	0.06	(A)	0.19		0.13	0.15
Net realized and unrealized gain (loss) on investments	0.14		0.37		(1.32)		(1.35)	0.55
Total from investment operations	0.15		0.43		(1.13)		(1.22)	0.70

LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.70)		(0.26)		(0.10)	(0.07)
Total distributions	(0.28)		(0.70)		(0.26)		(0.10)	(0.07)

From capital contributions from Advisor	—		—		0.05		—	—

Net asset value, end of period	$4.99		$5.12		$5.39		$6.73	$8.05

Total return (B)	2.89	% (D)	7.82	% (D)	(16.05	)% (C)	(15.03)%	9.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,451		$4,747		$6,032		$29,453	$89,571
Ratios to average net assets
Expenses, before wavier and reimbursement	4.29%		2.61%		2.49%		1.52%	1.36%
Expenses, net waiver and reimbursement	1.17%		1.00%		1.07%		1.04%	1.34%
Net investment income	0.22%		1.07%		2.99%		1.53%	1.93%
Portfolio turnover rate	199%		246%		13%		31	43

110

	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2017		2016		2015		2014	2013

Net asset value, beginning of period	$5.16		$5.43		$6.73		$8.05	$7.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	(A)	0.05	(A)	0.19		0.10	0.13
Net realized and unrealized gain (loss) on investments	0.14		0.37		(1.30)		(1.33)	0.54
Total from investment operations	0.15		0.42		(1.11)		(1.23)	0.67

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.69)		(0.24)		(0.09)	(0.05)

Total distributions	(0.27)		(0.69)		(0.24)		(0.09)	(0.05)

From capital contributions from Advisor	—		—		0.05		—	—

Net asset value, end of period	$5.04		$5.16		$5.43		$6.73	$8.05

Total return (B)	2.98	% (D)	7.48	% (D)	(15.75	)% (C)	(15.23)%	9.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$449		$964		$979		$1,656	$2,366
Ratios to average net assets
Expenses, before wavier and reimbursement	4.54%		2.86%		2.74%		1.77%	1.61%
Expenses, net waiver and reimbursement	1.35%		1.25%		1.32%		1.29%	1.59%
Net investment income	0.19%		0.92%		3.10%		1.21%	1.68%
Portfolio turnover rate	199%		246%		13%		31%	43%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes the impact of a contribution from the Advisor. Without such contribution, the returns would have been (16.98)% for Institutional Shares and (16.68)% for Class A Shares.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

111

	Class C (A)
	For the		For the
	Year Ended		Period Ended
	December 31,		December 31,
	2017		2016

Net asset value, beginning of period	$5.16		$5.49

LOSS FROM INVESTMENT OPERATIONS:
Net investment income (B) Class I	(0.03	) (F)	0.00	(F)
Net realized and unrealized gain on investments	0.15		0.35
Total from investment operations	0.12		0.35

LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.68)
Total distributions	(0.22)		(0.68)

Net asset value, end of period	$5.06		$5.16

Total return (C)	2.42	% (G)	6.13	% (D,G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1		$1
Ratios to average net assets
Expenses, before waiver and reimbursement	5.29%		3.61	% (E)
Expenses, net waiver and reimbursement	2.17%		2.00	% (E)
Net investment Income, Class I	(0.53)%		(0.14	)% (E)
Portfolio turnover rate	199%		246	% (D)

(A)	The Rational Hedged Return Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Amount is less than $0.005.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

112

Rational Dynamic Brands Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$3.78	$4.69	$20.75	$28.75	$23.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	(A)	0.05	(A)	0.09	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.54	0.31	(0.81)	(0.58)	6.60
Total from investment operations	0.56	0.36	(0.72)	(0.49)	6.59

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.06)	(0.08)	(0.02)	(0.01)
From net realized gains on investments	(0.83)	(1.21)	(15.26)	(7.49)	(1.27)
Total distributions	(0.85)	(1.27)	(15.34)	(7.51)	(1.28)

Net asset value, end of period	$3.49	$3.78	$4.69	$20.75	$28.75

Total return (B)	14.66%	7.21%	(7.82)%	(1.41)%	28.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,269	$3,445	$13,456	$152,846	$339,983
Ratios to average net assets
Expenses, before waiver and reimbursement	1.69%	1.76%	1.56%	1.37%	1.33%
Expenses, net waiver and reimbursement	1.00%	1.00%	1.06%	1.03%	1.30%
Net investment income	0.60%	1.17%	0.46%	0.23%	0.05%
Portfolio turnover rate	305%	178%	35%	12%	22%

113

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$2.89	$3.86	$19.89	$27.92	$22.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(A)	0.03	(A)	0.07	0.01	(0.07)
Net realized and unrealized gain (loss) on investments	0.41	0.26	(0.77)	(0.55)	6.42
Total from investment operations	0.42	0.29	(0.70)	(0.54)	6.35

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.05)	(0.07)	—	—
From net realized gains on investments	(0.83)	(1.21)	(15.26)	(7.49)	(1.27)
Total distributions	(0.84)	(1.26)	(15.33)	(7.49)	(1.27)

Net asset value, end of period	$2.47	$2.89	$3.86	$19.89	$27.92

Total return (B)	14.30%	6.91%	(8.21)%	(1.62)%	28.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$12,870	$16,180	$20,944	$44,589	$74,132
Ratios to average net assets
Expenses, before waiver and reimbursement	1.94%	2.01%	1.81%	1.62%	1.58%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.31%	1.28%	1.55%
Net investment income	0.35%	0.86%	0.52%	0.01%	(0.27)%
Portfolio turnover rate	305%	178%	35%	12%	22%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

114

Class C (A)
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014

Net asset value, beginning of period	$2.71	$3.69	$19.75	$27.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00	) (B,F)	0.01	(B)	0.00	(F)	(0.07)
Net realized and unrealized gain (loss) on investments	0.38	0.24	(0.76)	(0.29)
Total from investment operations	0.38	0.25	(0.76)	(0.36)

LESS DISTRIBUTIONS:
From net investment income	—	(0.02)	(0.04)	—
From net realized gains on investments	(0.83)	(1.21)	(15.26)	(7.49)
Total distributions	(0.83)	(1.23)	(15.30)	(7.49)

Net asset value, end of period	$2.26	$2.71	$3.69	$19.75

Total return (C)	14.03%	6.19%	(8.56)%	(1.00	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$231	$394	$766	$1,545
Ratios to average net assets
Expenses, before waiver and reimbursement	2.65%	2.51%	2.31%	2.15	% (E)
Expenses, net waiver and reimbursement	1.75%	1.75%	1.81%	1.79	% (E)
Net investment income (loss)	(0.14)%	0.28%	0.04%	(0.54	)% (E)
Portfolio turnover rate	305%	178%	35%	12	% (D)

(A)	The Rational Dynamic Brands Fund Class C shares commenced operations on January 3, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.

(E)	Annualized.

(F)	Amount is less than $0.005.

115

Rational Strategic Allocation Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Institutional Class (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$9.37	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.33	0.43
Net realized and unrealized gain on investments	0.78	0.09	(H)
Total from investment operations	1.11	0.52

LESS DISTRIBUTIONS:
From net investment income	(0.46)	(0.17)
From net realized gains on investments	—	(0.97)
Total distributions	(0.46)	(1.14)

Net asset value, end of period	$10.02	$9.37

Total return (C)	11.95%	5.11	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$278	$260
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	0.85%	1.36	% (E)
Expenses, net waiver and reimbursement (F)	0.45%	0.45	% (E)
Net investment income (F,G)	3.35%	6.98	% (E)
Portfolio turnover rate	17%	27	% (D)

116

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,

2017	2016	2015	2014	2013

Net asset value, beginning of period	$9.40	$9.78	$11.36	$11.77	$10.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	(B)	0.18	(B)	0.14	0.17	0.09
Net realized and unrealized gain (loss) on investments	0.83	0.62	(0.34)	0.07	1.34
Total from investment operations	1.09	0.80	(0.20)	0.24	1.43

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.21)	(0.12)	(0.24)	(0.24)
From net realized gains on investments	—	(0.97)	(1.26)	(0.41)	(0.41)
Total distributions	(0.44)	(1.18)	(1.38)	(0.65)	(0.65)

Net asset value, end of period	$10.05	$9.40	$9.78	$11.36	$11.77

Total return (C)	11.61%	8.16%	(1.87)%	2.05%	13.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$13,033	$14,822	$17,061	$21,008	$21,065
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.14%	1.30%	1.04%	0.96%	0.93%
Expenses, net waiver and reimbursement (F)	0.70%	0.70%	0.70%	0.73%	0.74%
Net Investment income (F,G)	2.60%	1.82%	1.10%	1.38%	0.72%
Portfolio turnover rate	17%	27%	44%	52%	44%

(A)	The Rational Strategic Allocation Fund Institutional Class shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

117

	Class C (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$9.39	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.23	0.24
Net realized and unrealized gain on investments	0.78	0.22	(H)
Total from investment operations	1.01	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.09)
From net realized gains on investments	—	(0.97)
Total distributions	(0.37)	(1.06)

Net asset value, end of period	$10.03	$9.39

Total return (C)	10.80%	4.56	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F)	1.82%	1.89	% (E)
Expenses, net waiver and reimbursement (F)	1.45%	1.45	% (E)
Net investment income (F,G)	2.31%	3.92	% (E)
Portfolio turnover rate	17%	27	% (D)

(A)	The Rational Strategic Allocation Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

118

CONSOLIDATED FINANCIAL HIGHLIGHTS

Rational/ReSolve Adaptive Asset Allocation Fund (formerly, Rational Dynamic Momentum Fund)

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Institutional Class (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$24.33	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.32)	(0.12)
Net realized and unrealized (loss) on investments	1.26	(0.55)
Total from investment operations	0.94	(0.67)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.02)	—
Total distributions	(0.02)	—

Net asset value, end of period	$25.25	$24.33

Total return (C,D)	3.85%	(2.68	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,883	$15,083
Ratios to average net assets
Expenses, before waiver and reimbursement	2.49%	3.27	% (E)
Expenses, net waiver and reimbursement	1.97%	1.99	% (E)
Net investment (loss)	(1.33)%	(1.74	)% (E)
Portfolio turnover rate	0%	0	% (D)

119

Class A (A)

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$24.30	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.21)	(0.13)
Net realized and unrealized (loss) on investments	1.09	(0.57)
Total from investment operations	0.88	(0.70)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.02)	—
Total distributions	(0.02)	—

Net asset value, end of period	$25.16	$24.30

Total return (C)	3.57%	(2.80	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$130	$1
Ratios to average net assets
Expenses, before waiver and reimbursement	2.90%	3.52	% (E)
Expenses, net waiver and reimbursement	2.22%	2.24	% (E)
Net investment (loss)	(0.88)%	(2.09	)% (E)
Portfolio turnover rate	0%	0	% (D)

(A)	The Rational/ReSolve Adaptive Asset Allocation Fund Institutional Class and Class A shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

120

Class C (A)

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$24.29	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.54)	(0.17)
Net realized and unrealized (loss) on investments	1.23	(0.54)
Total from investment operations	0.69	(0.71)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.02)	—
Total distributions	(0.02)	—

Net asset value, end of period	$24.96	$24.29

Total return (C)	2.83%	(2.84	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$371	$21
Ratios to average net assets
Expenses, before waiver and reimbursement	3.60%	4.27	% (E)
Expenses, net waiver and reimbursement	2.97%	2.99	% (E)
Net investment (loss)	(2.26)%	(2.69	)% (E)
Portfolio turnover rate	0%	0	% (D)

(A)	The Rational/ReSolve Adaptive Asset Allocation Fund Class C shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

121

Rational Iron Horse Fund

The Rational Iron Horse Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes the results of the Predecessor Fund. Certain information reflects financial results for a single Fund shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each fiscal period ended March 31 and December 31 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

For Shares Outstanding Throughout Each Year

	Institutional Class
	For the
	Period Ended	For the	For the	For the	For the	For the
	December 31,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2017	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Net asset value, beginning of period	$10.37	$9.98	$10.19	$11.35	$10.58	$10.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.04	0.05	0.06	0.09	0.10	0.14
Net realized and unrealized gain (loss) on investments	0.54	0.51	0.05	0.44	0.94	0.67
Total from investment operations	0.58	0.56	0.11	0.53	1.04	0.81

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.02)	(0.05)	(0.08)	(0.11)	(0.15)
From net realized gains on investments	—	(0.03)	(0.27)	(1.61)	(0.16)	(0.29)
From Return of capital	(0.33)	(0.12)	—	—	—	—
Total distributions	(0.37)	(0.17)	(0.32)	(1.69)	(0.27)	(0.44)

Net asset value, end of period	$10.58	$10.37	$9.98	$10.19	$11.35	$10.58

Total return (B)	5.69%	5.70%	1.24%	4.78%	9.91%	8.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$10,913	$8,595	$9,417	$28,191	$19,062	$10,825
Ratios to average net assets
Expenses, before waiver and reimbursement	2.30%	3.15%	1.50%	1.32%	1.60%	2.26%
Expenses, net waiver and reimbursement	1.70%	1.70%	1.56%	1.60%	1.60%	1.70%
Net investment income	0.54%	0.51%	0.63%	0.73%	0.93%	1.37%
Portfolio turnover rate	252%	323%	279%	265%	114%	77%

122

	Class A
	For the
	Period Ended		For the	For the	For the	For the	For the
	December 31,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2017		March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Net asset value, beginning of period	$10.36		$9.98	$10.21	$11.37	$10.60	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.02		0.02	0.02	0.06	0.08	0.11
Net realized and unrealized gain (loss) on investments	0.53		0.52	0.06	0.45	0.93	0.67
Total from investment operations	0.55		0.54	0.08	0.51	1.01	0.78

LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.01)	(0.04)	(0.06)	(0.08)	(0.11)
From net realized gains on investments	—		(0.03)	(0.27)	(1.61)	(0.16)	(0.29)
From Return of capital	(0.33)		(0.12)	—	—	—	—
Total distributions	(0.35)		(0.16)	(0.31)	(1.67)	(0.24)	(0.40)

Net asset value, end of period	$10.56		$10.36	$9.98	$10.21	$11.37	$10.60

Total return (B)	5.37	% (C)	5.42%	0.90%	4.51%	9.63%	7.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,767		$3,732	$8,098	$12,223	$11,842	$10,044
Ratios to average net assets
Expenses, before waiver and reimbursement	2.41%		3.26%	1.86%	1.57%	1.85%	2.51%
Expenses, net waiver and reimbursement	1.95%		1.95%	1.95%	1.85%	1.85%	1.95%
Net investment income	0.25%		0.22%	0.22%	0.49%	0.68%	1.11%
Portfolio turnover rate	252%		323%	279%	265%	114%	77%

(A)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net

123

	Class C (A)
	Period Ended
	December 31,
	2017

Net asset value, beginning of period	$10.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.03)
Net realized and unrealized (loss) on investments	0.53
Total from investment operations	0.50

LESS DISTRIBUTIONS:
From net investment income	—
From Return of capital	(0.33)
Total distributions	(0.33)

Net asset value, end of period	$10.54

Total return (C)	4.89	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets
Expenses, before waiver and reimbursement	3.04	% (E)
Expenses, net waiver and reimbursement	2.70	% (E)
Net investment (loss)	(0.44	)% (E)
Portfolio turnover rate	252	% (D)

(A)	The Rational Iron Horse Fund Class C shares commenced operations on April 7, 2017.

(B)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

124

APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•         Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•         Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•         Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account

•         Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
125

•         Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•         Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

The information disclosed in the appendix is part of, and incorporated in, the prospectus.

126

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-800-253-0412
127

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

• Mutual Fund & Variable Insurance Trust doesn't share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund & Variable Insurance Trust doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at (800) 253-0412 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries .. You may also obtain this information from the Fund’s internet site at www.rationalmf.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-5010

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Dividend Capture Fund

Class A Shares: HDCAX Class C Shares: HDCEX Institutional Shares: HDCTX

Rational Risk Managed Emerging Markets Fund

Class A Shares: HGSAX Class C Shares: HGSCX Institutional Shares: HGSIX

Rational Hedged Return Fund

(formerly, Rational Real Strategies Fund)

Class A Shares: HRSAX Class C Shares: HRSFX Institutional Shares: HRSTX

Rational Dynamic Brands Fund

(formerly, Rational Defensive Growth Fund)

Class A Shares: HSUAX Class C Shares: HSUCX Institutional Shares: HSUTX

Rational Strategic Allocation Fund

Class A Shares: HBAFX Class C Shares: RHSCX Institutional Shares: RHSIX

Rational/ReSolve Adaptive Asset Allocation Fund

(formerly, Rational Dynamic Momentum Fund)

Class A Shares: RDMAX Class C Shares: RDCMX Institutional Shares: RDMIX

Rational Iron Horse Fund

Class A Shares: IRHAX Class C Shares: IRHCX Institutional Shares: IRHIX

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (SAI) contains information which may be of interest to investors in The Mutual Fund and Variable Insurance Trust (the “Trust” or the “Funds”) but which is not included in the Prospectus for Class A Shares, Class C Shares, or Institutional Shares. This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus dated May 1, 2018, as applicable, for Class A Shares, Class C Shares, and Institutional Shares. This SAI should be read together with the Prospectus. The SAI incorporates by reference the Funds’ Annual Report for the fiscal year ended December 31, 2017.

The Rational Iron Horse Fund acquired all of the assets and liabilities of the Iron Horse Fund (“Predecessor Fund”), a series of Northern Lights Funds Trust, in a tax-free reorganization on April 7, 2017 (the “Reorganization”). In connection with this acquisition, Class A shares and Class I shares of the Predecessor Fund were exchanged for Class A shares and Institutional shares of the Fund, respectively. Certain financial information included on the following pages is that of the Predecessor Fund.

Copies of the Prospectus or the Annual Report may be obtained at no charge from the Trust by writing to the address above or calling 800-253-0412.

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TABLE OF CONTENTS

MUTUAL FUND AND VARIABLE INSURANCE TRUST	3
INVESTMENT RESTRICTIONS	3
OTHER INVESTMENT POLICIES	5
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	7
ADVISOR AND SUB-ADVISORS	46
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY (RATIONAL DYNAMIC MOMENTUM/RESOLVE ADAPTIVE ASSET ALLOCATION FUND ONLY)	55
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	56
COMPLIANCE SERVICES	58
CUSTODIAN	58
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
DISTRIBUTOR	58
SHAREHOLDER SERVICES	61
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	61
PROXY VOTING POLICY	62
PORTFOLIO TURNOVER	62
PORTFOLIO TRANSACTIONS	63
PURCHASES AND REDEMPTIONS OF SHARES	65
WAIVERS AND ReductionS of Up-Front Sales Charge on Class A SHARES	66
WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES	67
NET ASSET VALUE	70
DIVIDENDS AND DISTRIBUTIONS	73
PERFORMANCE INFORMATION	73
FINANCIAL STATEMENTS	73
APPENDIX A	74
APPENDIX B	77
APPENDIX C	79
APPENDIX D	80
APPENDIX E	81
APPENDIX F	81
APPENDIX G	93
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MUTUAL FUND AND VARIABLE INSURANCE TRUST

The Trust is a Delaware statutory trust, which was formed on June 23, 2006. The Trust is registered under the 1940 Act, as an open-end management investment company. As of the date of this SAI, the Trust operates twelve separate series or mutual funds - nine retail portfolios and three variable annuity portfolios (the “VA Funds”), each with its own investment objective and strategy. All of the Funds in this SAI, except for the Rational/ReSolve Adaptive Asset Allocation Fund, are diversified. Much of the information contained in this SAI expands upon subjects discussed in the Funds’ Prospectus. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading a Fund’s Prospectus.

Rational Advisors, Inc. (the "Advisor"), acts as investment advisor to the Funds.

PVG Asset Management Corp (“PVG” or the “Sub-Advisor”), acts as the sub-advisor to the Rational Dividend Capture Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS” or the “Sub-Advisor”), acts as the sub-advisor to the Rational Risk Managed Emerging Markets Fund.

Warrington Asset Management LLC (“Warrington” or the “Sub-Advisor”), acts as the sub-advisor to the Rational Hedged Return Fund.

Accuvest Global Advisors (“Accuvest” or the “Sub-Advisor”), acts as the sub-advisor to the Rational Dynamic Brands Fund

ReSolve Asset Management LLC (“ReSolve” or the “Sub-Advisor”), acts as the sub-advisor to the Rational/ReSolve Adaptive Asset Allocation Fund.

Van Hulzen Asset Management, LLC (“Van Hulzen” or the “Sub-Advisor”), acts as the sub-advisor to the Rational Iron Horse Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Trust has established several classes of shares. As of the date of this SAI, the Funds only offer Class A, Class C and Institutional Class. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (“Trustees”) may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Funds which, as used in this SAI, means the vote of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The investment restrictions pertain to each Fund unless otherwise noted. In effectuating the Strategic Allocation Fund’s investment goals and strategies, the Fund will look through to the investments of the

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Underlying Funds. Except as discussed below, the Funds will consider the concentration of underlying investment companies when determining compliance with its own policy.

All Funds except ReSolve Adaptive Asset Allocation Fund and Iron Horse Fund:

(1)	May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

All Funds except Iron Horse Fund:

(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(3)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(4)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(6)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(7)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Adaptive Asset Allocation Fund:

(1)	May not invest 25% or more of its net assets in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Iron Horse Fund:

(1)	Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

(2)	Senior Securities. The Fund will not issue senior securities, except as is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

(4)	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

(6)	Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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(7)	Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With regard to limitation number (7), if the Fund invests in one or more investment companies, the Fund will examine its investment company holdings to ensure that the Fund is not indirectly concentrating its investments in a particular industry.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction.

With respect to investment limitation 1 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

The fundamental limitations of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, certain Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.

Note, with respect to the Risk Managed Emerging Markets Fund, the Fund will not invest more than 25% of its total assets in the securities of exchange-traded funds which concentrate (that is, invest more than 25% of their assets) in the same industry, provided that (i) through its investment in index-based securities, the Fund indirectly may invest more than 25% of its assets in one industry, and (ii) the Fund will concentrate more than 25% of its assets in investment companies. The Hedged Return Fund may also indirectly invest more than 25% of its assets in one industry indirectly through investments in index-based securities which do not concentrate in the industry. 1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to refer to an investment of more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except a Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance. The Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

OTHER INVESTMENT POLICIES

The following are non-fundamental policies of the indicated Fund:

Certain Funds have adopted non-fundamental policies that require them to invest, under normal market conditions, at least 80% of their net assets in equity securities and assets with similar economic characteristics to equity securities. For purposes of such non-fundamental investment policy, the term “assets” includes the amount of a Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by such Fund’s name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures). The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s 80% investment policy.

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The following investment limitations are non-fundamental policies of the Funds:

(1)	The Funds will not invest more than 15% of net assets in securities for which there are legal or contractual restrictions on resale or other illiquid securities.
(2)	In applying the concentration restriction: (a) the Advisor uses GICS (Global Industry Classification Standard) Level 4 as its definition of industry; and (b) asset-backed securities will be classified according to the underlying assets securing such securities. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

The following investment limitations of the Dividend Capture Fund, Risk Managed Emerging Markets Fund, Dynamic Brands Fund and ReSolve Adaptive Asset Allocation Fund are non-fundamental policies. The Funds will not:

(1)	Invest in companies for the purpose of exercising control (ReSolve Adaptive Asset Allocation Fund – with the exception of any wholly-owned subsidiary of the Fund).
(2)	Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund’s fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.
(3)	Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the Prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.
(4)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.
(5)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

The following investment limitation of the Dividend Capture Fund, Risk Managed Emerging Markets Fund, Hedged Return Fund and Dynamic Brands Fund is a non-fundamental policy. The Funds will not:

(1)	Invest in other funds in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The following investment limitations are non-fundamental policies of the ReSolve Adaptive Asset Allocation Fund:

(1)	The Fund will not invest more than 15% of net assets in illiquid securities.
(2)	Invest in companies for the purpose of exercising control (with the exception of any wholly-owned subsidiary of the Fund).
(3)	Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund’s fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.
(4)	Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the Prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.

The following investment limitations are non-fundamental policies of the Iron Horse Fund:

(1)	The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

(2)	The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

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(3)	The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

(4)	The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The Prospectus for each Fund discusses the principal investment strategies of the Funds and the underlying Funds. Below you will find more detail about the types of investments and investment practices permitted by each Fund, including the underlying Funds, including those which are not part of a Fund’s and/or underlying Fund’s principal investment strategy.

Adjustable Rate Notes and Variable and Floating Rate Instruments

Adjustable rate notes include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost. The degree to which a variable rate note’s market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note’s interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest. Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund’s limitation governing investments in “illiquid” securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund’s demand. See “INVESTMENT RESTRICTIONS” below.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations particular to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of

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enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Certificates of Deposit

For a discussion of Certificates of Deposit, please see the “Money Market Instruments” discussion in this section.

Commercial Paper

For a discussion of Commercial Paper, please see the “Money Market Instruments” discussion in this section.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”). See “INVESTMENT RATINGS” below for a description of these ratings.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the “credit enhancer”) rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times the Advisor or Sub-Advisor may determine that conditions in securities markets may make pursuing a Fund’s principal investment strategies inconsistent with the best interests of the Fund’s shareholders. At such times, the Advisor or Sub-Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund’s assets. In implementing these temporary “defensive” strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor or

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Sub-Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor or Sub-Advisor considers consistent with such strategies.

Demand Notes

For a discussion of Demand Notes, please see the “Money Market Instruments” discussion in this section.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund’s exposure to interest rate and currency risks, and may also expose a Fund to liquidity and leverage risks. Over-the-counter (“OTC”) contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor or Sub-Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (“ETCFs”)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds (“ETFs”)/Index-Based Securities and Ultrashort ETFs

The Funds may invest in ETFs or Index-based Securities and Ultrashort ETFs as an efficient means of carrying out their investment strategies. Index-based securities are often interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. ETFs may be structured as a UIT, but may also be structured as an open-end mutual fund. Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics. As with index-based securities, ETFs sell their interests directly or the interests may be purchased in a secondary market. ETFs, index-based securities and Ultrashort ETFs are traded on stock exchanges or on the over-the-counter market.

As with traditional mutual funds, ETFs and index-based securities charge asset-based fees, although these fees tend to be relatively low. ETFs and index-based securities do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell the shares.

A UIT will generally issue index-based securities in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the net asset value (“NAV”) of the Index and the NAV of a Portfolio Deposit. ETFs structured as mutual funds also issue large Creation Units in exchange for a basket of securities in a proportion similar to the current holdings of the ETF and/or a cash payment.

ETFs and index-based securities are not individually redeemable, except upon termination of the UIT or ETF. To redeem, the portfolio must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of ETFs and index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

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Foreign Currency Options (also see “Options”)

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called “OTC options”), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor or Sub-Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See “Foreign Currency Transactions.” Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Foreign Currency Transactions and Foreign Exchange Contracts

Foreign currency transactions and foreign exchange contracts include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency and Foreign Currency Futures Contracts”), and purchasing and selling options on foreign currencies (see “Foreign Currency Options”). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.”

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

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Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.

 Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” See “Foreign Currency Transactions.”

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency a Fund is obligated to deliver.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills, or other permissible collateral, up to 5% of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

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Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

 Foreign Securities (including Emerging Markets)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Bonds and Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Funds may invest in depositary receipts. The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions.”

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

The Risk Managed Emerging Markets Fund and the Dynamic Brands Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be

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uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

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Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts.

Futures and options on futures are regulated by the CFTC.

Hedging by use of futures on debt securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Advisor or Sub-Advisor expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its corresponding reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker

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then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor or Sub-Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Wholly-Owned Subsidiary

Generally, the ReSolve Adaptive Asset Allocation Fund will invest up to approximately 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and

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Subsidiary are both managed by the Advisor and/or the Sub-Advisor, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisor and Sub-Advisor will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”) and the Advisor is registered as a “commodity pool operator” with the CFTC and is a member of the National Futures Association (“NFA”). As a registered commodity pool operator with respect to the Fund and the Subsidiary, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and recordkeeping and reporting requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

Exclusion From Regulation as a Commodity Pool Operator

The Advisor, with respect to the Rational Dividend Capture Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations. Accordingly, neither the Fund nor the Advisor is subject to registration or regulation as a commodity pool operator with respect to the Rational Dividend Capture Fund.

Index Futures Contracts and Options on Index Futures Contracts

A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (S&P 100) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (NYSE). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on

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individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund’s total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

 For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Investment Company Securities, including Money Market Mutual Funds

The Funds may invest in securities of other investment companies (“Acquired Funds”), including ETFs, as an efficient means of carrying out their investment policies and managing their uninvested cash. A Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which a Fund invests.

Except under exemptive rules or relief from the Securities and Exchange Commission (“SEC”), a Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies (funds), 5% of its total assets in the shares of any one investment company, or own more than 3% of the shares of any one investment company. When a Fund invests in the shares of other investment companies, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

Under normal market conditions, the Risk Managed Emerging Markets Fund intends to invest its assets in common stocks and index-based securities in order to achieve its investment objective. The Risk Managed Emerging Markets Fund may also invest in ETFs, including index-based ETFs and Ultrashort ETFs that relate to real estate- or commodities-related business sectors. The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with a Fund’s investment strategy. As with traditional investment companies, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell index-based securities.

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Money Market Instruments

Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

Commercial Paper, Demand Notes, Variable Amount Demand Notes and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, each Fund may invest in commercial paper (including commercial paper sold through private placements pursuant to Section 4(2) of the Securities Act of 1933) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Demand notes and variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between a Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, a Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which a Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

Each of the Funds may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (for example, at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (for example, obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits and similar securities.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of Deposit and Time Deposits

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan

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associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value NAV if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

Mortgage-related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. “Ginnie Maes” are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a

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decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

 Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as “CMOs.” Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass- through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a

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consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund’s investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities. SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or “PO” class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or “IO” class). Therefore, the IO class generally increases in value as interest rates rise and decreases in value as interest rates fall, counter to the PO class and to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund’s inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a Fund’s portfolio, while continuing to pursue current income.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities. The interest paid on municipal securities generally is tax-exempt. Municipal securities are issued to obtain funds for various public purposes, including the construction of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations or to obtain funds for general operating expenses. Municipal leases are issued by a state or local government to acquire equipment or facilities, the obligations of which are typically secured by the leased equipment or facilities.

Non-Investment Grade Securities

The fixed income securities in which the Risk Managed Emerging Markets Fund invests may be rated BB+ or lower by Standard & Poor’s or Ba or lower by Moody’s (referred to as “junk bonds”). Securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Obligations of Supranational Entities

For a discussion of Obligations of Supranational Entities, please see the “Foreign Securities” discussion in this section.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. A Fund may write combinations of covered puts and calls on the same underlying security.

In general, a Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

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 The premium received from writing a put or call option, increases a Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Those Funds that are authorized to write or purchase put and call options must cover such options.

The successful use of options depends on the ability of the Advisor or Sub-Advisor to forecast interest rate and market movements. For example, if a Fund were to write a call option based on the Advisor’s or Sub-Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor’s or Sub-Advisor’s expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect a closing transaction at any particular time or at an acceptable price.

A Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the OTC markets. A Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor or Sub-Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

 A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of

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options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor or Sub-Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust’s ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

 Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased.

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These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor or Sub-Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor or Sub-Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Section 4(a)(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. Therefore, the Trust intends to treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities.

Reverse Repurchase Agreements

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions. As a matter of non-fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities Lending

In order to generate additional income, each of the Funds may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds. All Funds may each lend up to 33 ⅓% of their total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, a Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

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Small Cap/Special Equity Situation Securities

Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 SmallCap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Funds’ investments are significant.

Tax-Exempt Commercial Paper and Tax-Exempt Securities

Tax-exempt commercial paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. The obligations are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, certificates of participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”) and bond anticipation notes (“BANs”). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues or grants available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. Tax-exempt commercial paper is typically backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Private activity bonds (sometimes called “industrial development bonds”) may be issued by or on behalf of public authorities to obtain funds to support certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of a Fund which invests in private activity bonds, if such investor is a “substantial user” of facilities which are financed by private activity bonds or industrial development bonds or a “related person” of such a substantial user.

 Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

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Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the municipal obligation plus accrued interest. The Advisor will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Fund which purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, and the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Code imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Time Deposits

For a discussion of Time Deposits, please see the “Money Market Instruments” discussion in this section.

 Treasury Receipts

For a discussion of Treasury Receipts, please see the “Money Market Instruments” discussion in this section.

Unit Investment Trusts

Unit Investment Trusts are a type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury; such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

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Other such obligations are only supported by: the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities, not backed by the full faith and credit of the U.S. Government but that receive support through federal subsidies, loans or other benefits include those issued by the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Tennessee Valley Authority in support of such obligations.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances.

Certain other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Obligations

For a discussion of U.S. Treasury Obligations, please see the “U.S. Government Securities” discussion above.

U.S. Treasury Security Futures Contracts and Options

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. U.S. Treasury security futures contracts and options on such contracts may be used to hedge against movements in the value of tax-exempt securities.

 Successful use of U.S. Treasury security futures contracts depends on the ability to predict the direction of interest rate movements and the effects of other factors on the value of debt securities. For example, the sale of U.S. Treasury security futures contracts is used to hedge against the possibility of an increase in interest rates which would adversely affect the value of tax-exempt securities held in a Fund’s portfolio. If, unexpectedly, the prices of the tax-exempt securities increase following a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling U.S. Treasury securities futures and the value of U.S. Treasury securities subsequently increases while the value of its tax-exempt securities decreases, the Fund will incur losses on both its U.S. Treasury security futures contracts and its tax-exempt securities. The Advisor or Sub-Advisor will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely.

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Warrants

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which a Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund’s records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller’s failure to complete a transaction may cause a Fund to miss a desired price or yield. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

With the exception of the Dividend Capture Fund and the Dynamic Brands Fund, which may invest up to 25% of their total assets in securities purchased on a when-issued or delayed delivery basis, and the Risk Managed Emerging Markets Fund, which has no such restrictions on total assets, none of the Funds intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of a Fund’s assets.

Zero-coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately.

Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in the Prospectus. Additional risk factors are outlined below.

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Active Trading Risk

Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

American Depository Receipts (“ADRs”) and Domestically Traded Foreign Securities Risk

Because the Funds (except the Money Market Funds) may invest in ADRs and other domestically traded securities of foreign companies, the Funds’ share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Advisor’s Potential Conflict Risk

In managing the Strategic Allocation Fund, the Advisor has sole discretion in selecting and substituting the Underlying Funds in which the Fund will invest at any given time. Because the Advisor is primarily responsible for managing the Strategic Allocation Fund and certain of the Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Strategic Allocation Fund’s assets among the various Underlying Funds. The conflict primarily arises because the expenses paid by the Advisor in connection with its management of certain of the Underlying Funds could be higher than expenses paid for other Underlying Funds, likewise, fees payable to the Advisor and/or its affiliates (primarily management fees) by some Underlying Funds are higher than the fees payable by other Underlying Funds. See “Fees Paid to Advisor and Affiliates.”

Allocation Risk

Because the Strategic Allocation Fund has set limitations on the amount of assets that may be allocated to Underlying Equity Funds, Underlying Income Funds and Underlying Money Market Funds, respectively, the Strategic Allocation Fund has less flexibility in its investment strategies than funds that are not subject to such limitations. In addition, the asset allocations made by the Strategic Allocation Fund may not effectively decrease risk or increase returns for investors.

Asset-Backed Securities Risk

Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Class/Sector/Region Focus Risk

When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector or asset class, such as real estate-related or commodities-related securities, it is subject to increased risk. Performance will generally depend on the region’s performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on the Fund than it would on a fund that did not focus on the sector, asset class or region.

Correlation Risk

A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction

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costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark.

Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with each Fund’s daily investment objective.

Counterparty Risk

The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Enhancement Risk

The securities in which the Funds invest may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest its assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money.

Many fixed income securities receive credit ratings from NRSROs which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Derivative Contracts and Hybrid Instruments Risk

A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 When a derivative or other instrument is used as a hedge against an offsetting position that the Fund also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Fund uses a derivative security or other instrument for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and the risk that any loss generated by that derivative or other instrument will not be offset by a gain.

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Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the prospectus or this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Emerging Markets Risk

In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of a Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Exchange-Traded Commodity Funds (“ETCFs”) Risk

Commodities are tangible assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETCFs are highly dependent on the prices of the commodities in which they invest; however, most ETCFs utilize futures trading to implement their strategies, which may produce returns that differ from those that would result from owning the underlying commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. ETCFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). There may be times when the market price and NAV of an ETCF may vary significantly, and because the Fund buys and sells ETCFs at market price, it may pay more than NAV when buying an ETCF, and receive less than NAV when selling an ETCF. Additionally, an active trading market for an ETCF’s shares may not develop or be maintained. The trading of an ETCF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. Finally, the Fund incurs certain transaction costs in purchasing and selling ETCFs in the secondary market.

Exchange-Traded Funds/Index-Based Securities Risk

An investment in an ETF or index-based security generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF or index-based security can fluctuate up or down, and the Fund could lose money investing in an ETF or index-based security if the prices of the securities owned by the ETF or index-based security go down. In addition, ETFs and index-based securities may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s or index-based security's shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s or index-based security's shares may not develop or be maintained; or (iii) trading of an ETF’s or index-based security's shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. See also “Ultrashort ETFs Risk” for further discussion on ETF Risk.

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 Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments on underlying obligations to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Fee Layering Risk

Because the Asset Allocation Funds may invest in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment/Currency Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchange rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the United States Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may also result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on the Funds.

In the wake of the financial crises that began in 2008, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). As a result, the United States is experiencing historically low interest rate levels. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.

However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in

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derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance.

Hedging Risk

When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. See also Government Intervention and Extreme Volatility Risk.

Investment Style Risk

The risk that the particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

 Leverage Risk

Some transactions, such as derivatives, reverse repurchase agreements and dollar rolls, may give rise to a form of leverage, which may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s net asset value will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk

Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk

The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Manager Risk

The Advisor’s or Sub-Advisor’s selection of securities for a Fund may cause a Fund to underperform similar funds or relevant benchmarks.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Fund that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large

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capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies. Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Mid/Small Cap Stock Risk

To the extent that the Fund invests in small cap and mid cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mortgage-backed and Asset-backed Securities Risk

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Collateralized Mortgage Obligations: A Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed Securities: Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to those of mortgage-backed securities.

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Non-Investment Grade Securities Risk

The securities in which the Fund may invest may be rated below investment grade. Such securities are known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Prepayment Risk

Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	change in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a Fund’s shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”) including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Company Risk” for a discussion of the risks associated with investments in these companies.

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Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

Small and Medium Size Company Risk

Companies that are small or unseasoned (that is, less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, the Advisor or Sub-Advisor may not be aware of problems associated with the company issuing the security. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Ultrashort ETFs Risk

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Unrated Securities Risk

To the extent that the Fund invests in unrated securities, these securities may prove less liquid than rated securities as less information is available regarding the securities and a market may not exist for the securities at a given point in time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of each Fund’s portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

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The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor. Collectively, the Funds, Strategy Shares, Mutual Fund Series Trust comprise the “Fund Complex”.

As of April 4, 2018, the Trustees and Officers as a group owned less than 1% of the shares of each Fund.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Tobias Caldwell 48	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Bear Properties, LLC (2006 - present) (real estate firm).	57	Chairman of the Board, Strategy Shares (2016-present); Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust (2006-present); Trustee, M3Sixty Trust (2016-present).
Stephen P. Lachenauer 48	Trustee	Since January 2016	Attorney, private practice (2011 to present).	26	Board Member, Strategy Shares (2016 – present); Trustee, TCG Financial Series Trusts I-X (2015-present).
Donald McIntosh 47	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	26	Board Member, Strategy Shares (2016– present); Trustee, TCG Financial Series Trusts I-X (2015-present).
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* The term of office of each Trustee is indefinite.

**The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President	Since April 2016

President, Rational Advisors, Inc., since 1/2016; President, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2/2014; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to 7/2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, since 2012.

* Officers do not receive any compensation from the Trust.

Committee of the Board of Trustees

Audit Committee. The Board has an Audit Committee. The Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met 4 times during the fiscal year ended December 31, 2017.

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Valuation Committee. The Valuation Committee is comprised of (1) either the Trust’s Treasurer or Assistant Treasures and (2) either the Trust’s Chief Compliance Officer or a Trustee that is independent of the advisor/sub-advisor and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended December 31, 2017, the Valuation held 10 meetings.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended December 31, 2017. The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Lachenauer	Mr. McIntosh
Aggregate Compensation from the Dividend Capture Fund	$2,255.55	$2,255.56	$1,655.55
Aggregate Compensation from the Risk Managed Emerging Markets Fund	$3,255.55	$3,255.56	$2,655.56
Aggregate Compensation from the Hedged Return Fund	$2,755.55	$7,755.56	$1,655.55
Aggregate Compensation from the Dynamic Brands Fund	$2,255.56	$2,255.56	$1,655.55
Aggregate Compensation from the Strategic Allocation Fund	$2,255.56	$3,255.55	$1,655.56
Aggregate Compensation from the ReSolve Adaptive Asset Allocation Fund	$2,255.56	$2,255.56	$1,655.55
Aggregate Compensation from the Iron Horse Fund	$1,155.56	$1,155.55	$855.56
Total Compensation from Fund Complex*	$184,600.00	$53,600.00	$40,200.00

* The Fund Complex consists of the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Trusts I-X, each a registered open-end investment company.

Trustees Ownership of Shares in a Fund and in the Fund Complex as of December 31, 2017

Name of Trustee	Dollar Range of Shares Owned in the Funds	Dollar Range of Shares Owned in the Fund Complex*
Tobias Caldwell	None	Over $100,000
Stephen Lachenauer	None	None
Donald McIntosh	None	None

___________________________

* The Fund Complex consists of the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Trusts I-X, each a registered open-end investment company.

None of the Trustees (including their immediate family members) owned beneficially or of record securities of the Advisor, Sub-Advisor or the Distributor or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor, Sub-Advisor or Distributor.

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Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the boards of mutual funds for over ten years, including as chair of the audit committee for over ten years. Mr. Caldwell also serves as a Trustee of other mutual funds in the Fund Complex. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been an attorney in private practice for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters.  Mr. Lachenauer also serves on the boards of other registered investment companies.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds. Mr. McIntosh also serves as a Trustee of other mutual funds in the Fund Complex.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board has one standing Committee, the Audit Committee. The Audit Committee is comprised of each of the Trustees. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Trust, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks,

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such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Funds, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Funds’ investment policies and procedures as well as valuation of the Funds’ securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Funds.

PRINCIPAL HOLDERS OF SECURITIES

Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of Shares of any Fund. As of April 4, 2018, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Rational Dividend Capture Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Charles Schwab and Co. Inc. FBO Attn: Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105-2318	139,828.6720	6.25%

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

LPL Financial FBO PO BOX 509046 San Diego, CA 92150-9046	19,393.6620	5.86%
Wells Fargo Clearing 2801 Market Street Saint Louis, MO 63103	26,057.6580	7.88%

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

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NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	508,724.1560	39.76%*

Rational Risk Managed Emerging Markets Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

LPL Financial FBO PO BOX 509046 San Diego, CA 92150-9046	112,420.4430	19.41%
Charles Schwab and Co. Inc. FBO Attn: Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105-2318	38,551.9970	6.66%

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	1,631.3210	16.41%
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	1,631.3210	16.41%
NFS LLC FEBO 3940 Cinnabar Street Antioch, CA 94509	3,967.4940	39.91%*
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	815.6610	8.20%
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	1,724.2510	17.34%
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Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

LPL Financial FBO PO BOX 509046 San Diego, CA 92150-9046	70,008.3160	9.47%
Jerry & Isobel Szilagyi JT TEN 5 Abbington Drive Huntington, NY 11743	38,425.2330	5.20%
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	279,572.5250	37.81%

Rational Hedged Return Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Charles Schwab and Co Inc. FBO Attn: Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105-2318	35,169.8600	40.26%*

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Jerry & Isobel Szilagyi JT TEN 5 Abbington Drive Huntington, NY 11743	205.6820	100%*

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry & Isobel Szilagyi JT TEN 5 Abbington Drive Huntington, NY 11743	46,700.6090	5.12%
Kimple 2009 Trust 200 Crescent Court, STE 520 Dallas, TX 75201	606,720.7840	66.56%*
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	165,012.6510	18.10%

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Rational Dynamic Brands Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Charles Schwab and Co Inc. FBO Attn: Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105-2318	274,987.6400	5.58%

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

LPL Financial FBO PO BOX 509046 San Diego, CA 92150-9046	7,334.5660	6.86%

NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	10,795.2200	10.10%
American Enterprise Inv. Svcs. 707 2nd Avenue South Minneapolis, MN 55402	7,489.0600	7.01%
UBS Financial Services Inc. 3960 Olive Avenue Long Beach, CA 90807	8,368.2010	7.83%
UBS Financial Services Inc. 2845 Arnoldson Avenue San Diego, CA 92122	6,859.5040	6.42%
UBS Financial Services Inc. 2855 E Wyatt Way Gilbert, AZ 85297	5,422.0550	5.07%

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Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	356,424.2660	48.06%*
Charles Schwab and Co Inc. FBO Attn: Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105-2318	56,439.2580	7.61%

Rational Strategic Allocation Fund

Class A Shares

As of April 4, 2018, no shareholder of the Rational Strategic Allocation Fund is known by the Trust to own of record or beneficially 5% or more of Class A shares of the Fund

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Jerry & Isobel Szilagyi JT TEN 5 Abbington Drive Huntington, NY 11743	111.3530	100%*

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Jerry & Isobel Szilagyi JT TEN 5 Abbington Drive Huntington, NY 11743	27,733.6800	100%*

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Rational/ReSolve Adaptive Asset Allocation Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Pershing LLC PO BOX 2052 Jersey City, NJ	1,353.3230	22.68%
Pershing LLC PO BOX 2052 Jersey City, NJ	796.5260	13.35%
Pershing LLC PO BOX 2052 Jersey City, NJ	1,333.7390	22.35%
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	396.7830	6.65%
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	1,076.3080	18.03%

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	2,082.1690	14.00%
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	1,034.6260	6.96%
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	1,847.4290	12.42%
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	7,263.4110	48.83%*
NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	1,460.3670	9.82%

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Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

LPL Financial FBO PO BOX 509046 San Diego, CA 92150-9046	7,830.6900	9.87%
Jerry & Isobel Szilagyi JT TEN 5 Abbington Drive Huntington, NY 11743	19,971.9140	25.17%*
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	9,435.0650	11.89%
TD Ameritrade 10511 SW 30th Avenue Portland, OR 97219	7,115.2360	8.97%
TD Ameritrade 10511 SW 30th Avenue Portland, OR 97219	4,601.4310	5.80%

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Charles Schwab and Co Inc. FBO Attn: Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105-2318	11,221.0610	14.14%

Rational Iron Horse Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Charles Schwab and Co Inc. Attn: Asset Recon SF 215 SMT-03-255 San Francisco, CA 84105-2318	34,140.7390	5.39%

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Jerry & Isobel Szilagyi JT TEN 5 Abbington Drive Huntington, NY 11743	96.5250	100%*

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

LPL Financial FBO PO BOX 509046 San Diego, CA 92150-9046	302,790.3800	28.91%
Charles Schwab and Co Inc, Attn: Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105-2318	464,117.6560	44.32%

*Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

The shareholders listed above own shares for investment purposes and have no known intensions of exercising any control of the Fund.

ADVISOR AND SUB-ADVISORS

Rational Advisors, Inc. has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”.

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The Management Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreements, the Advisor manages the investment of the assets of each Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rates noted in the table below, based upon the average daily net assets of each Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Dividend Capture Fund	0.75%	0.70%	0.65%
Rational Risk Managed Emerging Markets Fund	1.00%	0.95%	0.90%
Rational Dynamic Brands Fund	0.75%	0.70%	0.65%

Fund	Percentage of Average Daily Net Assets
Rational Hedged Return Fund	1.75%
Rational Strategic Allocation Fund	0.10%
Rational/ReSolve Adaptive Asset Allocation Fund	1.75%
Rational Iron Horse Fund	1.25%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of a Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Portfolio, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than the levels set forth in the table below (based on the average daily net assets of each Fund) through April 30, 2019. These Agreements shall terminate automatically upon the termination of the Management Agreement. The Adviser may elect in its discretion to terminate the Agreement for any period following the term period of the Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

Fund	Expense Limitation
Rational Dividend Capture Fund	1.25%, 2.00% and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively of the Fund

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Rational Risk Managed Emerging Markets Fund	1.50%, 2.25% and 1.25% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Hedged Return Fund	2.24%, 2.99% and 1.99% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Dynamic Brands Fund	1.25%, 2.00% and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Strategic Allocation Fund	0.70%, 1.45% and 0.45% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational/ReSolve Adaptive Asset Allocation Fund	2.22%, 2.97%, and 1.97% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Iron Horse Fund	1.95%, 2.70%, and 1.70% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund

The Management Agreement with the Funds continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Funds. The Management Agreement may be terminated at any time upon 60 days’ written notice by a Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement is available in the Funds’ Annual Report to Shareholders dated December 31, 2017 except for Rational Iron Horse Fund which is available in the Funds’ Semi-Annual Report to Shareholders dated June 30, 2017; and Rational/ReSolve Adaptive Asset Allocation Fund, which is in the Funds’ Annual Report to Shareholders dated December 31, 2016).

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shareholders of the Funds.

The table below provides information about the advisory fees paid to the Advisor for each Fund, except the Iron Horse Fund, for each of the fiscal years ended December 31:

Fund		Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017
Dividend Capture Fund	Total Advisory Fee	$1,227,227	$654,116	$404,268
	Waiver/Reimbursement	$950,747	$358,384	$161,810
	Net Advisory Fee	$26,480	$295,732	$242,458

Risk Managed Emerging Markets Fund	Total Advisory Fee	$160,131	$100,880	$96,871
	Waiver/Reimbursement	$259,857	$184,174	$167,321
	Net Advisory Fee	$(99,726)	$(83,294)	$(70,450)

Hedged Return Fund	Total Advisory Fee	$110,984	$58,367	$29,210
	Waiver/Reimbursement	$209,310	$125,307	$105,599
	Net Advisory Fee	$(98,326)	$(66,940)	$(76,389)

Dynamic Brands Fund	Total Advisory Fee	$796,393	$181,510	$130,123
	Waiver/Reimbursement	$528,144	$180,941	$120,009
	Net Advisory Fee	$268,249	$569	$10,114
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Strategic Allocation Fund	Total Advisory Fee	$19,378	$15,712	$14,139
	Waiver/Reimbursement	$65,861	$94,726	$62,598
	Net Advisory Fee	$(46,483)	$(79,014)	$(48,459)

ReSolve Adaptive Asset Allocation Fund*	Total Advisory Fee	N/A	$67,504	$396,386
	Waiver/Reimbursement	N/A	$49,241	$117,608
	Net Advisory Fee	N/A	$18,263	$278,778

* The Rational/ReSolve Adaptive Asset Allocation Fund commenced operations on September 30, 2016.

Van Hulzen served as the investment advisor of the Predecessor Fund. The table below provides information about the advisory fees paid to the Advisor by the Iron Horse Fund and Van Hulzen by the Predecessor for the fiscal periods indicated. The figures below reflect the advisory fees of Van Hulzen prior to the date of the Reorganization and the advisory fees of the Advisory beginning as of the date of the reorganization.

Iron Horse Fund*		Predecessor Fund’s Fiscal Year Ended March 31, 2015*	Predecessor Fund’s Fiscal Year Ended March 31, 2016*	Predecessor Fund’s Fiscal Year Ended March 31, 2017*	Period April 1, 2017 to the Fund’s Fiscal Year Ended December 31, 2017
	Total Advisory Fee	$262,336	$235,195	$178,516	$178,880
	Waiver/Reimbursement	N/A	N/A	$178,516	$75,447
	Recapture	$98,219	$22,180	N/A	N/A
	Net Advisory Fee	$360,555	$257,375	$0	$103,433

The Sub-Advisors

Rational Dividend Capture Fund

PVG Asset Management Corp (“PVG” or the “Sub-Advisor”), an investment advisory firm founded in 1988, has been retained to act at the “Sub-Advisor” to the Dividend Capture Fund under a Sub-Advisory Agreement with the Advisor. PVG is located at 24918 Genesee Trail Road, Golden, CO 80401 and 6898 S. University Blvd, Suite 100, Centennial, CO 80122. PVG is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. PVG provides investment management services to institutions, tax exempt funds, and individuals seeking investment growth and asset protection. Under the supervision of the Advisor, PVG is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, PVG is responsible for maintaining certain transaction and compliance related records of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay PVG fifty percent of the net advisory fees paid to the Advisor by the Fund in new Fund assets received by the Fund on and after the effective date of the Sub-Advisory Agreement. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is available in the Dividend Capture Fund’s Semi-Annual Report to Shareholders dated June 30, 2017.

Rational Risk Managed Emerging Markets Fund

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), an investment advisory firm founded in 1979, has been retained to act at the “Sub-Advisor” to the Risk Managed Emerging Markets Fund under a Sub-Advisory Agreement with the Advisor. BHMS is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. BHMS is registered as an investment advisor under the Investment Advisers Act of 1940. The firm began conducting business in 1979 and is a subsidiary of BrightSphere Investment Group plc, a publicly-held company traded on the New York Stock Exchange. BHMS provides investment management services to separately managed U.S and non-U. S. equity, fixed income and balanced portfolios for large institutional clients, mutual funds, employee benefit plans, endowments, foundations, limited liability companies and other institutions and individuals.

Under the supervision of the Advisor, BHMS is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, BHMS is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay BHMS a fee in accordance with the following schedule:

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0.30% of the Fund’s daily net assets for the first $50 million in assets;

0.35% of the Fund’s daily net assets for the next $50 million in assets; and

0.40% of the Fund’s daily net assets thereafter.

Rational Hedged Return Fund

The Sub-Advisor Warrington Asset Management LLC (“Warrington” or the “Sub-Advisor”), an investment advisory firm, the predecessor of which was founded in 1997, has been retained to act as the “Sub-Advisor” to the Fund under a Sub-Advisory Agreement with the Advisor. Warrington is located at 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646. Warrington is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Mr. Scott C. Kimple, a portfolio manager of the Fund, is the Principal of Warrington and a control person of Warrington due to his ownership of more than 25% of Warrington. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor fifty percent (0.50) of the net advisory fees paid by the Fund to the Advisor. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelvemonth periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated December 31, 2017.

Rational Dynamic Brands Fund

Accuvest Global Advisors (“Sub-Advisor”), located at 3100 Oak Road #380, Walnut Creek, CA 94597 has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. The Advisor and the Trustees have chosen to engage Sub-Advisor’s services as sub-advisor to the Fund in part because of the Sub-Advisor’s prior expertise and performance in advising other accounts similar in objective to that of the Fund, including the Predecessor Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor fifty percent (0.50) of the net advisory fees paid by the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated December 31, 2017.

Rational/ReSolve Adaptive Asset Allocation Fund

ReSolve Asset Management, Inc. (“ReSolve” or the “Sub-Advisor”), a registered investment advisory firm founded in September 2015, has been retained to act as the Sub-Advisor to the Fund pursuant to an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. ReSolve is controlled by Adam Butler, Rodrigo Gordillo and Michael Philbrick, the portfolio managers of the Fund]. The Advisor and the Trustees have chosen to engage ReSolve’s services as Sub-Advisor to the Fund in part because of ReSolves prior expertise and performance with similar strategies.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay ReSolve 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated June 30, 2018.

During the fiscal period ended December 31, 2016, and the fiscal year ended December 31, 2017, the prior sub-advisor (Chesapeake Capital Corporation) was paid $11,148 and $ 139,389 by the Advisor.

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Rational Iron Horse Fund

Van Hulzen Asset Management, LLC (“Sub-Advisor”), located at 4370 Town Center Blvd., Suite 220, El Dorado Hills CA 95762, has been retained to act as the sub-advisor to the Iron Horse Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. The Advisor and the Trustees have chosen to engage Sub-Advisor’s services as sub-advisor to the Iron Horse Fund in part because of the Sub-Advisor’s prior expertise and performance in advising other accounts similar in objective to that of the Iron Horse Fund, including the Predecessor Fund.

As compensation for the sub-advisory services it provides to the Iron Horse Fund, the Advisor will pay the Sub-Advisor 50% of the net advisory fees earned by the Advisor from the Iron Horse Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Iron Horse Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is available in the Funds’ Semi-Annual Report to Shareholders dated June 30, 2017.

Portfolio Manager Information

Patrick Adams and Rick Garcia are the Portfolio Managers for the Dividend Capture Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Randolph S. Wrighton Jr., CFA, Josh D. Ayers and Sherry Zhang, CFA, are jointly and primarily responsible for the day to-day management of the

Risk Managed Emerging Markets Fund.

Scott C. Kimple and Mark W. Adams are Portfolio Managers of the Fund and are jointly and primarily responsible for the day-to-day management of the portfolio of the Hedged Return Fund.

David Garff, Eric M. Clark and James Calhoun are Portfolio Managers of the Dynamic Brands Fund and are jointly and primarily responsible for the day-to-day management of the portfolio.

David Miller is the Portfolio Manager primarily responsible for the day-to-day management of the Strategic Allocation Fund.

Adam Butler, Rodrigo Gordillo and Michael Philbrick are the portfolio managers responsible for the day-to-day management of the ReSolve Adaptive Asset Allocation Fund.

Craig Van Hulzen, John Pearce and Stefan ten Brink are the portfolio managers responsible for the day-to-day management of the Iron Horse Fund.

As of December 31, 2017, the number of, and total assets in all registered investment companies (other than the Funds), other pooled investment vehicles, and other accounts overseen by the portfolio manager(s) of each fund:

Dividend Capture Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Patrick Adams	1	$17.6	1	$2	1,153	$195.3
Rick Garcia	1	$17.6	0	$0	1,153	$195.3

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
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Patrick Adams	0	$0	0	$0	1,153	$195.3
Rick Garcia	0	$0	0	$0	1,153	$195.3

Rational Risk Managed Emerging Markets Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Randolph S. Wrighton Jr.[1,2]	2	$696.3	1	$333.2	4	$1,168.6
Josh D. Ayers	1	$380.7	1	$3.9	1	$199.3
Sherry Zhang	1	$20.6	1	$3.9	0	0

1 Mr. Wrighton is a member of the global and non-US value teams managing 17 other accounts and $8.0 billion.

2 Messrs. Wrighton and Ayers are members of the all country world team managing 5 other accounts and $1.2 billion.

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Randolph S. Wrighton Jr.	0	$0	0	$0	0	$0
Josh D. Ayers	0	$0	0	$0	0	$0
Sherry Zhang	0	$0	0	$0	0	$0

Hedged Return Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Scott Kimple	0	$0	2	$67.3	17	$31.7
Mark W. Adams	0	$0	2	$67.3	17	$31.7

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Scott Kimple	0	$0	2	$67.3	13	$23.9
Mark W. Adams	0	$0	2	$67.3	13	$23.9

Dynamic Brands Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Garff	0	$0	2	$64.5	133	$295.5
Eric. C. Clark	0	$0	0	$0	2	$0.5
James Calhoun	0	$0	2	$64.5	133	$295.5

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Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Garff	0	$0	0	$0	1	$0.5
Eric. C. Clark	0	$0	0	$0	0	$0
James Calhoun	0	$0	0	$0	1	$0.5

Strategic Allocation Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Miller	10	$150.0	0	$0	0	$0

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Miller	0	$0	0	$0	0	$0

Adaptive Asset Allocation Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Adam Butler	0	$0	1	$125.4	731	$93.2
Rodrigo Gordillo	0	$0	1	$125.4	731	$93.2
Michael Philbrick	0	$0	1	$125.4	731	$93.2

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Adam Butler	0	$0	2	$41.3	0	$0
Rodrigo Gordillo	0	$0	2	$41.3	0	$0
Michael Philbrick	0	$0	2	$41.3	0	$0

Iron Horse Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
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Craig Van Hulzen	1	$800	0	$0	0	$0
John Pearce	1	$800	0	$0	0	$0
Stefan ten Brink	1	$800	0	$0	0	$0

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Craig Van Hulzen	0	$0	0	$0	0	$0
John Pearce	0	$0	0	$0	0	$0
Stefan ten Brink	0	$0	0	$0	0	$0

Ownership of Fund Shares

The table below shows the portfolio managers’ fund ownership as of December 31, 2017:

Name of Portfolio Manager	Dollar Range of Equity Securities
David Miller (Strategic Allocation Fund)	None
Patrick Adams (Dividend Capture Fund)	None
Rick Garcia (Dividend Capture Fund)	None
Randolph S. Wrighton Jr. (Risk Managed Emerging Markets Fund)	None
Josh D. Ayers (Risk Managed Emerging Markets Fund)	None
Sherry Zhang (Risk Managed Emerging Markets Fund)	None
Scott Kimple (Hedged Return Fund)	Over $1 Million
Mark W. Adams (Hedged Return Fund)	$10,001 - $50,000
David Garff (Dynamic Brands Fund)	$10,001 - $50,000
Eric. C. Clark (Dynamic Brands Fund)	None
James Calhoun (Dynamic Brands Fund)	$10,001 - $50,000
Adam Butler (ReSolve Adaptive Asset Allocation Fund)	None
Rodrigo Gordillo (ReSolve Adaptive Asset Allocation Fund)	None
Michael Philbrick (ReSolve Adaptive Asset Allocation Fund)	None
Craig Van Hulzen (Iron Horse Fund)	None
John Pearce (Iron Horse Fund)	None
Stefan ten Brink (Iron Horse Fund)	None

Compensation

Mr. Adam’s compensation from Warrington is a fixed-based salary and a bonus based on the profits of Warrington. Mr. Garcia’s compensation from Warrington is a fixed-based salary and a discretionary bonus.

Messrs. Wrighton and Ayers and Ms. Zhang receive a fixed base salary from BHMS and are eligible to participate in BHMS’s bonus pool. Generally, the amount of bonus compensation is based on their value added to the overall investment process and to performance, as well as their contributions to BHMS. In addition, Messrs. Wrighton and Ayers and Ms. Zhang have economic ownership in BHMS through a limited partnership that owns a 24.9% equity interest in BHMS LLC. Equity owners receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team.

Mr. Calhoun receives a salary plus a discretionary bonus, based on the profits of the Sub-Advisor.  In addition, Mr. Calhoun receives full medical benefits, as well as a matching program on the company’s 401(k) plan.  Mr. Clark receives a salary plus a bonus based on the profits of the Brands suite of portfolios. As an Equity owner in the firm, Mr. Garff is compensated based on the profits of the Sub-Adviser.  He is paid a salary, as well as full medical benefits and matching on 401(k) contributions.

Mr. Kimple's compensation from the Sub-Advisor is based on a percentage of the overall profits of the Sub-Advisor. Mr. Adam’s compensation from the Sub-Advisor is a fixed-based salary and a bonus based on the profits of the Sub-Advisor.

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Mr. Miller's compensation from the Advisor is based on a percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor's business. He also participates in a pension plan.

Messsrs. Butler, Gordillo and

Philbrick receive a salary and may be eligible for a performance-based bonus and a share of the profits, if any .

Messrs. Van Hulzen, Pearce and ten Brink receive a salary and may be eligible for a performance-based bonus and a share of the profits, if any.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund‘s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•	The Fund and Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each the Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY (RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND ONLY)

The Adaptive Asset Allocation Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodities and other futures contracts.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of RDMF Fund Limited. The Subsidiary's affairs are overseen by a board of directors.

Directors. Each of the Trustees also serve as Directors of the Subsidiary.

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The Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio, without compensation. The Subsidiary has also entered into arrangements with the Trust's custodian to serve as the Subsidiary's custodian and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent, fund accountant and administrator. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Trust's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Trust's Board regarding the Subsidiary's compliance with its policies and procedures.

The Subsidiary pays no fee to the Advisor or Gemini Fund Services, LLC for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund's assets.

CODE OF ETHICS

Each of the Trust, the Advisor, the Sub-Advisors and the Distributor maintains a Code of Ethics which permits the Trustees and certain employees to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to certain preclearance and blackout provisions that minimize potential conflicts of interest. Although they do permit these persons to trade in securities, including those in which a Fund may invest, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. As of the date of this SAI, copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Effective April 16, 2016, Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by other service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

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GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds by GFS, the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Funds also pay GFS for any out-of-pocket expenses.

Prior to April 16, 2016, Ultimus Asset Services, LLC, formerly known as Huntington Asset Services LLC (“Ultimus”) served as administrator and transfer agent to the Funds.

With respect to the Iron Horse Fund, GFS also served as administrator, fund accountant and transfer agent to the Predecessor Fund pursuant to a Fund Services Agreement between the Predecessor Fund and GFS.

The following table sets forth the amounts paid for administrative, accounting and transfer agent services for the last three fiscal years. All amounts paid prior to April 16, 2016, were paid to Ultimus.

Fund	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017
Dividend Capture Fund	$298,136	$119,847	$ 90,475
Risk Managed Emerging Markets Fund	$29,176	$32,236	$30,023
Hedged Return Fund	$26,962	$17,823	$13,202
Dynamic Brands Fund	$193,472	$44,172	$35,561
Strategic Allocation Fund	$35,308	$27,356	$29,947
Adaptive Asset Allocation Fund*	N/A	$5,147	$44,647
Iron Horse Fund	N/A	N/A	$38,075**

* The Rational/ReSolve Adaptive Asset Allocation Fund commenced operations on September 30, 2016.

** For the period April 1, 2017 to the fiscal year ended December 31, 2017.

The Predecessor Fund paid GFS the following amounts during the Predecessor Fund’s last three fiscal years:

Iron Horse Fund	Administrative Services Fees	Fund Accounting Fees	Transfer Agent Fees
March 31, 2015	$36,575	$25,984	$39,279
March 31, 2016	$37,663	$26,081	$39,500
March 31, 2017	$49,506	$25,845	$41,886

Effective January 1, 2016, MFund Services LLC (“MFund”) provides the Fund with various management and administrative services. For these services, the Fund pays MFund an annual fixed fee and an asset-based fee, which scales downward based upon net assets, applied at the fund family level (i.e., all the funds in the Trust advised by the Advisor). In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment advisor to certain series of the Trust), and a Trustee of the Trust.

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For the fiscal years ended December 31, 2016 and December 31, 2017, the Fund paid MFund the following fees for its management services:

Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017
Dividend Capture Fund	$63,327	$41,990
Risk Managed Emerging Markets Fund	$11,792	$11,583
Hedged Return Fund	$9,271	$7,129
Dynamic Brands Fund	$21,267	$16,874
Strategic Allocation Fund	$15,539	$14,674
Adaptive Asset Allocation Fund*	$3,223	$20,905
Iron Horse Fund**	N/A	$13,629

* The Rational/ReSolve Adaptive Asset Allocation Fund commenced operations on September 30, 2016.

** For the period from the date of the Reorganization to the fiscal year ended December 31, 2017.

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund a monthly base fee plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. Prior to April 16, 2016, Ultimus provided Chief Compliance Officer services to the Funds.

The following table sets forth the amounts the Funds paid for compliance services for the last three fiscal years. All amounts paid prior to April 16, 2016 were paid to Ultimus.

Fund	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017
Dividend Capture Fund	$10,808	$6,563	$ 10,463
Risk Managed Emerging Markets Fund	$419	$7,380	$12,069
Hedged Return Fund	$551	$4,264	$6,976
Dynamic Brands Fund	$6,460	$4,389	$8,554
Strategic Allocation Fund	$1,281	$5,196	$6,877
Adaptive Asset Allocation Fund*	N/A	$3,324	$12,794
Iron Horse Fund**	N/A	N/A	$11,531

* The Rational/ReSolve Adaptive Asset Allocation Fund commenced operations on September 30, 2016.

** For the period from the date of the Reorganization to the fiscal year ended December 31, 2017.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Funds. The custodian has custody of all securities and cash of a Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Brown Brothers Harriman & Co. serves as sub-custodian for each Fund’s foreign assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust and the independent Trustees.

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DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor also served as distributor of the Predecessor Fund.

The Distributor for the Funds received the following commissions and other compensation during the fiscal year ended December 31, 2017.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
Dividend Capture Fund Class A Class C	$14,077 $1,398	$0 $0	$0 $0	$0 $0
Risk Managed Emerging Markets Fund Class A Class C	$3,578 $0	$0 $0	$0 $0	$0 $0
Hedged Return Fund Class A Class C	$179 $0	$0 $0	$0 $0	$0 $0
Dynamic Brands Fund Class A Class C	$932 $0	$0 $0	$0 $0	$0 $0
Strategic Allocation Fund Class A Class C	$1,763 $0	$0 $0	$0 $0	$0 $0
Adaptive Asset Allocation Fund* Class A Class C	$1,300 $59	$0 $0	$0 $0	$0 $0
Iron Horse Fund** Class A Class C	$1,676 $0	$0 $0	$0 $0	$0 $0

*The Rational/ReSolve Adaptive Asset Allocation Fund commenced operations on September 30, 2016.

**For the period from April 1, 2017 to the fiscal year ended December 31, 2017.

The following table sets forth the total compensation received by the Distributor from the Predecessor Fund during the Predecessor Fund’s fiscal year ended March 31, 2017:

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Fiscal Year	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
2017	$3,402	$0	$0	$0

The Distributor also received 12b-1 fees from Predecessor Fund as described under the following section entitled “Rule 12b-1 Plan”.

12b-1 Plans

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Distribution Plan, the Distributor or the Fund may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Class A Shares and Class C Shares of the Fund. The Distributor or the Fund may also enter into Rule 12b-1 related agreements with financial institutions (including fiduciaries, custodians for public funds, and investment advisers) to provide distribution related and other services with respect to Class A Shares and Class C Shares. The Rule 12b-1 Plan may benefit the Fund in a number of ways. For example, it is anticipated that the Plan may help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

Under the 12b-1 Plan, the Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee.

The fee paid to the Adviser and/or Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of the class. Class A Shares of the Funds pay a maximum distribution and service fee of 0.25% of the Fund’s Class A Shares’ average daily net assets. Class C Shares of the Funds pay a maximum distribution and service fee of 1.00% of the Fund’s Class C Shares’ average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. Under the 12b-1 Plan, Institutional Shares of the Rational Adaptive Asset Allocation Fund may pay a maximum distribution and service fee of 0.25% of the Fund’s Institutional Class A Shares’ average daily net assets. However, the 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

With regard to the Iron Horse Fund, the Predecessor Fund had a Master Distribution and Shareholder Servicing Plan, pursuant to Rule 12b-1 under the 1940 Act for the Predecessor Fund’s Class A shares pursuant to which the Predecessor Fund was authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the plan, a distribution and shareholder servicing fee at a rate of up to 0.25% for Class A shares of the Predecessor Fund’s average daily net assets attributable to Class A shares.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the year ended December 31, 2017. All amounts paid by each Fund were paid as commissions to broker dealers.

	Class A	Class C
Dividend Capture Fund	$70,402	$22,929
Risk Managed Emerging Markets Fund	$11,258	$426
Hedged Return Fund	$1,606	$13
Dynamic Brands Fund	$35,428	$2,844
Strategic Allocation Fund	$34,855	$11
Adaptive Asset Allocation Fund*	$281	$2,479
Iron Horse Fund**	$18,219	$7

* The Rational/ReSolve Adaptive Asset Allocation Fund commenced operations on September 30, 2016.

** For the period from April 1, 2017 to the fiscal year ended December 31, 2017.

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The table below states the principal types of activities for which the Predecessor Fund’s Class A made payments under the Master Distribution and Shareholder Servicing Plans for the Predecessor Fund’s fiscal year ended March 31, 2017.

Class A
Advertising & Sales Literature	None
Printing & Mailing of Prospectuses	None
Compensation to Underwriters	$6,289
Compensation to Broker Dealers	$8,095
Compensation to Sales Personnel	None
Interest, Carrying or other Financial Charges	None
Compensation to the Advisor for Distribution-Related Expenses	None
Other - Accrued and Unpaid Expenses	($174)
Total	$14,210

SHAREHOLDER SERVICES

With respect to Class A and Institutional Shares, the Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense

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reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds’ Advisor or Sub-Advisor as follows:

Fund	Responsible Party
Dividend Capture Fund	PVG
Risk Managed Emerging Markets Fund	BHMS
Hedged Return Fund	Warrington
Dynamic Brands Fund	Accuvest
Strategic Allocation Fund	Rational
Adaptive Asset Allocation Fund	Rational
Iron Horse Fund	Van Hulzen

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegates abstain from making a voting decision and forward all necessary proxy voting material to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies of each of the Advisor and Sub-Advisor are attached hereto as Appendix B.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-253-0412 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-800-253-0412 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Funds will have no portfolio turnover. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

For the fiscal years ended December 31, 2017, 2016 and 2015, the portfolio turnover rates for each of the following Funds were as follows:

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Fund	2017	2016	2015
Dividend Capture Fund	224%	159%[1]	92%
Risk Managed Emerging Markets Fund	99%	361%[2]	86%
Hedged Return Fund	199%	246%[1]	13%
Dynamic Brands Fund	305%	178%[1]	35%
Strategic Allocation Fund	17%	27%	44%
Adaptive Asset Allocation Fund	0%	0%	N/A
Iron Horse Fund[3]	252%	279%	265%

1 The increase in the portfolio turnover for the Funds during the 2016 fiscal year was due to the rebalancing of the portfolios after a change in the Advisor’s investment model.

2 The increase in the portfolio turnover for the Fund during the 2016 fiscal year was due to a modification to the investment strategy of the Fund and volatile market conditions in emerging equity markets.

3 Reflects the portfolio turnover rates of the Predecessor Fund for the fiscal years ended December 31, 2015 and 2016, and from January 1, 2017 through February 17, 2017.

The increase in the portfolio turnover of the Rational Dynamic Brands Fund during the 2017 fiscal year was primarily due to rebalancing of the portfolio in connection with a change in the Sub-Advisor’s investment models. The decrease in the portfolio turnover of the Rational Risk Managed Emerging Markets Fund during the 2017 fiscal year was primarily due to the need for less rebalancing under the Sub-Advisor’s investment strategy.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more

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clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or the Distributor. As the level of securities trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor or the Distributor, or an affiliate of the Advisor or the Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as the Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

The following brokerage commissions were paid by the Funds for the fiscal years indicated:

	For the fiscal years ended December 31,
	2015	2016	2017
Dividend Capture Fund	$44,957	$74,604	$187,891
Risk Managed Emerging Markets Fund	$80,539	$65,262	$14,667
Hedged Return Fund	$753,285	$41,100	$30,062
Dynamic Brands Fund	$291,007	$34,508	$42,973
Strategic Allocation Fund	$6,428	$0	$355
Adaptive Asset Allocation Fund*	N/A	$607	$76,255
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Iron Horse Fund**	N/A	N/A	$83,214

* The Rational/ReSolve Adaptive Asset Allocation Fund commenced operations on September 30, 2016.

** For the period from April 1, 2017 to the fiscal year ended December 31, 2017.

The following brokerage commissions were paid by the Predecessor Fund for the fiscal years indicated:

	For the Predecessor Fund’s fiscal years ended March 31,
	2015	2016	2017
Iron Horse Fund	$157,573	$132,698	$29,715

On December 31, 2017, the Rational Dividend Capture Fund owned securities of the following regular broker/dealers (amounts in thousands) as of the end of the Fund’s fiscal year:

Security	Security Type	Holding
JP Morgan Chase & Co	Common Stock	$ 364,665

PURCHASES AND REDEMPTIONS OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares. Additional information about sales charges (loads) for the purchase of Class A shares of the Fund is below.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade.

Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH

CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions.

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Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of a method of computing the offering price of the Class A Shares.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

WAIVERS AND ReductionS of Up-Front Sales Charge on Class A SHARES

Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all Funds in the Trust to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current

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account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES

Class C Shares are sold without an initial front-end sales charge, but a deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase. The deferred sales charge on Class C Shares may be waived for:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;
•	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
•	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;
•	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
•	Withdrawals through the Systematic Withdrawal Plan.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays a portion of this charge to eligible financial intermediaries for sales of Fund shares and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and can make this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established three classes of Shares, known as Class A

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Shares, Class C Shares, and Institutional Shares. Class C Shares are offered by the Dividend Capture Fund, and Dynamic Brands Fund Adaptive Asset Allocation Fund and Iron Horse Fund. Class A Shares, Class C Shares, and Institutional Shares, of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or a Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund or class, or (ii) only holders of Class A Shares, Class C Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Funds should be directed to the Trust, c/o Gemini Fund Service, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Additional Information on Purchases, Exchanges and Redemptions

Class C Shares may be purchased, exchanged with other Class C Shares within the Complex, or redeemed by contacting the Trust or your investment professional. Class C Shares may also be offered through other financial intermediaries.

Class A Shares of each of the Funds may be purchased, exchanged or redeemed by contacting the Trust or your investment professional. Class A Shares may also be offered through other financial intermediaries.

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Rational or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder’s permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV, plus (for Class A Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Class A Shares and Class C Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

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If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of a Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone the Funds at 800-253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange.

Within five business days of the receipt of the written description, the Funds will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

Securities accepted by a Fund are valued in the manner and on the days described in the section entitled “Determination of Net Asset Value” as of 4:00 p.m. (Eastern Time).

 The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by the Funds of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Funds.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go “ex” (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

 Sales Charge Reductions/Waivers (Class A Shares). Class A Shares may be purchased without an initial sales charge by any investor who buys Class A Shares through an investment professional that does not accept a sales commission from the Funds’ Distributor. Investment professionals wishing to offer this sales charge waiver should call the Trust. Also, sales charges applicable to purchases of Class A Shares may be reduced for certain investors or groups of investors who make larger investments. Investors wishing to take advantage of these sales charge reductions should call the Trust.

Reinstatement Privilege. Every shareholder has a one-time right, within 60 days of redeeming Class A Shares of an Equity Fund, to reinvest the redemption proceeds at the next-determined NAV in Class A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of all classes of Shares are made at NAV, less any applicable contingent deferred sales charge (CDSC). If you make exchanges of your Class A Shares among the Funds, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original Shares.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

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Redemption in kind. Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deem fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

NET ASSET VALUE

Net asset value per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., EST) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

Certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Advisor believes reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income

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will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Funds’ net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The Regulated Investment Company Modernization Act of 2010 which was enacted on December 22, 2010 requires a Fund to utilize post-enactment (non-expiring) capital losses prior to pre-enactment capital loss carryovers for fiscal year ends beginning after the date of enactment. As a result, there may be greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized. At December 31, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	Expiring 2018	Short-Term	Long-Term	Total
Dividend Capture Fund	$—	$2,120,204	$2,963,481	$5,083,685
Risk Managed Emerging Markets Fund	—	—	—	—
Hedged Return Fund *	2,136,294	512,306	1,917,722	4,566,322
Dynamic Brands Fund	—	—	—	—
Strategic Allocation Fund	—	262,121	240,857	502,978
ReSolve Adaptive Asset Allocation Fund	—	—	—	—
Iron Horse Fund	—	25,071	—	25,071

* The Rational Hedged Return Fund experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre-change capital loss carry-forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $92,691 per year.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid

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by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Backup Withholding

The Funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Foreign Shareholders

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain

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dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

DIVIDENDS AND DISTRIBUTIONS

The Funds will declare and distribute dividends from net investment income of each class of Shares, if any, and will distribute its net realized capital gains, with respective to each class of Shares, if any, at least annually.

PERFORMANCE INFORMATION

From time to time the Trust may advertise the performance of one or more of the Funds. All data is based on past performance and is not intended to indicate future results. Performance of Institutional Shares, as compared to Class A Shares or Class C Shares, will normally be higher because Class A Shares and Class C Shares are subject to distribution (12b-1) fees.

Generally, the Equity and Strategic Allocation Funds will advertise average annual total returns.

In accordance with SEC guidelines, the average annual total return for each class of Shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

P(1 + T)n = ERV

In accordance with SEC guidelines, the yield for each class of Shares of an Equity Fund and Strategic Allocation Fund are computed by dividing the net investment income per Share earned during the period by the maximum offering price per Share on the last day of the period, according to the following formula:

a - b

Yield = 2[( — +1 )6 - 1]

cd

Where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

In accordance with SEC guidelines, the tax-equivalent yield for each class of the Equity Funds is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2017, and the report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2017, which has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the SEC. A copy of the Annual Report to Shareholders may be obtained without charge by contacting the Trust.

With regard to the Iron Horse Fund, the financial statements of the Predecessor Fund appearing in the Semi-Annual Report for the period ended September 30, 2016, and the financial statements for the Predecessor Fund and the independent registered public accounting firm's report appearing in the Annual Report for the fiscal year ended March 31, 2017 are hereby incorporated by reference. You can obtain the Annual Report without charge by calling 1-800-253-0412.

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APPENDIX A

INVESTMENT RATINGS

A.M. BEST

LONG-TERM DEBT RATINGS

Investment Grade

Aaa: Exceptional

aa: Very Strong

a: Strong

bbb: Adequate

Non-Investment Grade

Bb: Speculative

b: Very Speculative

ccc, cc, c: Extremely Speculative

d: In Default

SHORT-TERM DEBT RATINGS

Investment Grade

AMB-1+: Strongest

AMB-1: Outstanding

AMB-2: Satisfactory

AMB-3: Adequate

Non-Investment Grade

AMB-4: Speculative

D: In Default

FITCH

LONG-TERM DEBT RATINGS

Investment grade

AAA: the best quality companies, reliable and stable

AA: quality companies, a bit higher risk than AAA

A: economic situation can affect finance

BBB: medium class companies, which are satisfactory at the moment

Non-investment grade

BB: more prone to changes in the economy

B: financial situation varies noticeably

CCC: currently vulnerable and dependent on favorable economic conditions to meet its commitments

CC: highly vulnerable, very speculative bonds

C: highly vulnerable, perhaps in bankruptcy or in arrears but still continuing to pay out on obligations

D: has defaulted on obligations and Fitch believes that it will generally default on most or all obligations

NR: not publicly rated

SHORT-TERM DEBT RATINGS

Fitch's short-term ratings indicate the potential level of default within a 12-month period.

F1+ : best quality grade, indicating exceptionally strong capacity of obligor to meet its financial commitment

F1: best quality grade, indicating strong capacity of obligor to meet its financial commitment

F2: good quality grade with satisfactory capacity of obligor to meet its financial commitment

F3: fair quality grade with adequate capacity of obligor to meet its financial commitment but near term adverse conditions could impact the obligor's commitments

B: of speculative nature and obligor has minimal capacity to meet its commitment and vulnerability to short term adverse changes in financial and economic conditions

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C: possibility of default is high and the financial commitment of the obligor are dependent upon sustained, favorable business and economic conditions

D: the obligor is in default as it has failed on its financial commitments.

Fitch also uses intermediate +/- modifiers for each category between AA and CCC (e.g., AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.).

MOODY’S

GLOBAL LONG-TERM RATING SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1: have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2: have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3: have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime: do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT OBLIGATION RATINGS

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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STANDARD AND POORS

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC;CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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APPENDIX B

RATIONAL ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, Rational Advisors, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

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We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX C

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC LIMITED

PROXY VOTING POLICIES

Proxy Voting

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under BHMS’s fiduciary duty, the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. BHMS has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’ Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal and accounting risks;
•	Proxy voting recommendations, including ESG (Environmental and Social Governance) voting guidelines;
•	Portfolio accounting and reconciliation of shareholdings for voting purposes;
•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•	BHMS’s Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.
•	BHMS’s proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.
•	BHMS’s research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.
•	BHMS’s equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’s Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.
•	Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

o	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.
o	The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

•	Potential conflicts may arise when BHMS invests in equity securities of corporations that are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:
o	Making voting decisions for the benefit of the shareholder(s), our clients;
o	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and
o	Documenting the votes of companies who are also clients of the Firm.

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•	If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

  BHMS sends a daily electronic transfer of equity positions to the proxy service provider.
  The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
  BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.
  Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.
  BHMS’s Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.
  The proxy coordinators retain the following proxy records for at least seven years:

o	These policies and procedures and any amendments;

o    Proxy statements received regarding our clients’ securities;

o    A record of each proxy we voted;

o    Proxy voting reports that are sent to clients annually;

o	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and
o	Records of any client’s request for proxy voting information.

Revised December 31, 2017

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APPENDIX D

PVG ASSET MANAGEMENT CORP

Proxy Voting Policy and Procedures

Proxy Voting Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies. In order to fulfill its responsibilities under the Act, PVG Asset Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in pool investment portfolios of our clients.

KEY OBJECTIVES The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders. Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders. Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company. Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly. We believe that we invest in companies with strong management. Therefore, we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition

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promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors. The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features. We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include: 1. Requiring senior executives to hold stock in a company. 2. Requiring stock acquired through option exercise to be held for a certain period of time. These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. We will generally support the ability of shareholders to cumulate their votes for the election of directors. A record of PVG’s vote with respect to each proxy cast is to be maintained in a log maintained at 6898 S. University Blvd, Suite 100, Centennial. 80112

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APPENDIX E

WARRINGTON ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Warrington Asset Management LLC’s (hereinafter “we” or “our”) trading strategies do not involve the trading of individual equities or equity like instruments. Accordingly, since our inception, we have never received and, thus, never voted a proxy. We do not intend to change our strategy in a way that will cause us to trade equities or equity like instruments. Thus, in practice, we will not be in a position to vote proxies. Nevertheless, in order to fulfill our responsibilities under the Act, we have adopted the following policies and procedures for proxy voting.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

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The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

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APPENDIX F

PROXY VOTING GUIDELINES FOR

Van Hulzen Asset Management, LLC

Voting Procedures

K. Proxy Voting. DOL Interpretive Bulletin 94-2 (see Section XXIII) provides a summary of proxy voting duties for ERISA plan assets. The CCO will review this Bulletin prior to the Company exercising proxy voting rights in regard to any ERISA plan assets under management.

1. Proxy Voting Policies

The company does not vote proxies on behalf of its separate account clients.

2. Proxy Voting Policies for Mutual Funds

Policy

VAN HULZEN ASSET MANAGEMENT (“ADVISER”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 2 0 6 (4) - 6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Stefan ten Brink has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

VAN HULZEN ASSET MANAGEMENT has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I. INTRODUCTION

VAN HULZEN ASSET MANAGEMENT has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940. These policies and procedures are effective on March 22, 2011.

II. GLOSSARY OF TERMS

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Non-Routine Proxy Proposals shall mean:

 Proxy proposals that are to be considered on a case-by-case basis,

 Proxy proposals that Advisor generally abstains from voting on, and

 Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy

Voting Policy and Procedures.

Proxy Manager shall be CHRIS SCHREUR, SENIOR VICE PRESIDENT.

Proxy Committee shall be comprised of the following person(s):

1) Craig Van Hulzen, CEO

2) John Pearce, Managing Director

3) STEFAN TEN BRINK, MANAGING DIRECTOR

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III. PRINCIPLES AND GUIDELINE

A. Principles

VAN HULZEN ASSET MANAGEMENT’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. VAN HULZEN ASSET MANAGEMENT will vote proxies in the best interests of our Fund clients and will generally vote for, against, consider on a ca se-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, VAM’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which VAM votes. VAM will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B. Voting Guidelines

1. Routine Business Decisions and Director Related Proposals

Advisor votes for:

a) Name changes

b) Directors in uncontested elections

c) Elimination/limitation of directors’ liability

d) Indemnification of directors

e) Reincorporation that is not a takeover defense

Advisor considers on a case-by-case basis:

f) Directors in contested elections

g) Approval of auditors.

2. Corporate Governance

Advisor votes for:

Majority independent board

Audit, compensation & nominating committees that are comprised exclusively of independent director’s Minimum director share ownership

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Separate offices of chairperson and CEO

Limitation on number of other board seats

Confidential voting

Shareholders’ ability to remove directors

Shareholder right to call special meetings

Advisor votes against:

a) Supermajority vote requirements

b) Limiting directors ’ tenure

c) Restrictions on shareholders to act by written consent

Advisor considers on a case-by-case basis:

d) Shareholder proposals

e) Dissident proxy battle

3. Director and Executive Compensation

Advisor votes for:

a) Disclosure of executive compensation

Advisor votes against:

b) Golden and tin parachutes

Advisor considers on a case-by-case basis:

c) Restricting executive compensation

d) Executive compensation plans

e) Establish/Increase share option plans for directors and executives

4. Take-Over Defense

Advisor votes against:

a) Reincorporation to prevent takeover

b) Issue new class of common stock with unequal voting rights

c) Adoption of fair price amendments

d) Establish a classified (or “staggered”) board of directors

e) Eliminating cumulative voting

f) Poison pills

g) Blank check preferred stock

5. Capital Structure

Advisor votes for:

a) Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b) Share repurchase programs (when all shareholders may participate on equal terms)

Advisor votes against:

c) Unequal voting rights, such as dual class of stock

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d) Pre-emptive rights

Advisor considers on a case-by-case basis:

e) Increase preferred stock

f) Blank check preferred stock (not for takeover defense)

g) Restructuring plans

6. Other Shareholder Value Issues Advisor votes for:

a) Employee stock ownership plans (ESOPs)

b) Employee stock purchase plans

c) 401(k) plans

Advisor votes against:

d) Greenmail

Advisor considers on a case-by-case basis:

e) Mergers and acquisitions

h) Spin-offs and asset sales

7. Corporate, Social and Environmental Policy Proposals

As noted above, VAN HULZEN ASSET MANAGEMENT’s fiduciary responsibility is the maintenance and growth of our clients’ assets. Accordingly, VAN HULZEN ASSET MANAGEMENT will typically vote in accordance with m a n a g e m e n t ’ s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues. When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

8. Proposals Specific to Mutual Funds

VAN HULZEN ASSET MANAGEMENT serves as investment adviser to certain investment companies under the Northern Lights Fund Trust. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of VAN HULZEN ASSET MANAGEMENT to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

IV. Conflicts of Interest

On occasion, a conflict of interest may exist between VAN HULZEN ASSET MANAGEMENT and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, VAN HULZEN

ASSET MANAGEMENT is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, VAN HULZEN ASSET MANAGEMENT will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote. Alternatively, VAN HULZEN ASSET MANAGEMENT may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, VAN HULZEN ASSET MANAGEMENT will take any of the following courses of action to resolve the conflict:

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1) Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2) Suggest that our Funds, Portfolios and clients engage another party to determine how the proxy should be voted; or

3) Vote according to the recommendation of an independent third party, such as a:

 proxy consultant;

 research analyst;

 proxy voting department of a mutual fund or pension fund; or

 compliance consultant.

V. Obtaining More Information

These policies and procedures may also be found in VAN HULZEN ASSET MANAGEMENT’s Form ADV, Part II and supporting schedules.

Procedures

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues. A Security Cross Reference report is run in PortfolioCenter as of the record date, as stated on the proxy. This report tells how many shares were owned by Funds as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed. After the report is run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to VAN

HULZEN ASSET MANAGEMEN T ’ s proxy voting policies.

If the number of shares does not match, then reasonable efforts will be made to resolve the difference,

such as:

 Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into VAN HULZEN ASSET MANAGEMENT after the record date, even though the client owned it as of the record date.

 Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken. If the difference is determined to be immaterial and is approved by the Portfolio

Manager, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in VAN HULZEN ASSET MANAGEMENT’s Proxy Voting Policy and sign the proxy. For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the Receptionist for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order.

This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security

Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The Receptionist then enters the necessary information in the Proxy Voting Database. The following information is entered:

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 Name of Company

 Proxy Proposal

 Management’s recommendation

 VAN HULZEN ASSET MANAGEMENT’s Action

 Rationale for the vote

 List of clients to whom the proxy vote applies.

Should VAN HULZEN ASSET MANAGEMENT receive any requests from clients regarding proxy voting, the Receptionist will maintain a record of the requests from the specific clients, which will include:

 Name of the Client

 Date that the request was received

 Whether the request was for a complete or partial record of proxy votes

 The documents provided

 Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

The ADVISER will provide conspicuously displayed information in its Form ADV Part II in the Supporting schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how VAM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

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APPENDIX G

ACCUVEST GLOBAL ADVISORS

Proxy Voting Policy and Procedures

1.	Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable AGA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. The following procedures are to take place in voting client proxies:

A.	PMs shall work with the client to ensure that AGA is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that PM should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

B.	The CCO and/or PM shall receive all proxy voting materials from the custodian in either hard copy or electronic form and will be responsible for ensuring that proxies are voted and submitted in a timely manner. PM will respond to all proxy via hard copy format or electronic form.

C.	The PM will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

D.	For any client who has provided specific voting instructions, the PM shall vote that client’s proxy in accordance with the client’s written instructions.

E.	Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by AGA, shall be forwarded to the designee for voting and submission.

F.	Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to AGA.

  AGA is not required to vote every client proxy and such should not necessarily be construed as a violation of AGA’s fiduciary obligations. AGA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

  The PM shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which AGA believes it may be in its clients’ best interest for AGA not to vote a particular proxy.

  If the CCO and/or PM detect a conflict of interest, AGA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which AGA should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on AGA.

  The PM shall collect and submit the proxy votes in a timely manner. CCO will maintain a data base of due dates for each clients proxy voting.

  The CCO will document any attempts by AGA’s personnel to influence the voting of client proxies in a manner
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  that is inconsistent with AGA’s Policy. Such report shall be given to, AGA’s outside counsel, Hodgson Russ, LLP by the CCO.

  In the event that AGA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires AGA to vote a certain way on an issue, while AGA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

  All proxy votes will be recorded and some or all of the following information will be maintained:

1.	The name of the issuer of the portfolio security;
2.	The exchange ticker symbol of the portfolio security;
3.	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;
4.	The shareholder meeting date;
5.	The number of shares AGA is voting on firm-wide;
6.	A brief identification of the matter voted on;
7.	Whether the matter was proposed by the issuer or by a security holder;
8.	Whether or not AGA cast its vote on the matter;
9.	How AGA cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
10.	Whether AGA cast its vote with or against management; and
11.	Whether any client requested an alternative vote of its proxy.

2.	Client Request to Review Proxy Procedures:

A.	Any request, whether written (including e-mail) or oral, received by any employee of AGA, must be promptly reported to the CCO and/or PM.

B.	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO and/or PM will distribute to any client requesting proxy voting information the complete proxy voting record of AGA for the period requested Within 15 days of the initial request. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

C.        Any report disseminated to a client(s) will contain the following legend:

D.	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

E.	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

3.	Material Conflicts of Interest

Although AGA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

[1]        For clients who have provided AGA with specific direction on proxy voting, the CCO and/or PM will review the proxy voting record and permanent file in order to identify those proposals voted differently than how AGA voted clients not providing direction.

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A.	Conflict: AGA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in AGA’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

B.	Conflict: AGA’s employees do not maintain personal and/or business relationships (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

C.	Conflict: AGA or an employee(s) personally owns a significant number of an issuer’s securities that are also held in AGA’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence AGA to vote proxies in contradiction to the policy.

D.	Conflict: AGA or its affiliate has a financial interest in the outcome of a vote, such as when AGA receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

E.	Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

AGA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO and/or PM of any material conflict that may impair AGA’s ability to vote proxies in an objective manner. Upon such notification, the CCO will notify its current legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within AGA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. The CCO should then report the attempt to the firm’s legal counsel.

The CCO should, as necessary, report to legal counsel, Hodgson Russ LLP, all conflicts of interest that arise in connection with the performance of AGA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any). This information can lead to future amendments to this proxy voting policy and procedure.

So long as there are no material conflicts of interest identified, the PM will vote proxies according to the policy set forth above. PM may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file. AGA will not rely upon any third party advisor to vote or make recommendations regarding the voting of proxies.

4.	Disclosure

The CCO or designated employee will ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

5.	Proxy Solicitation

As a matter of practice, it is AGA’s policy to not reveal or disclose to any client how AGA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted. AGA will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

6.	Recordkeeping

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AGA must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation indicated below is retained.

A.	AGA Proxy Voting Record.

B.	Documents prepared or created by AGA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

C.	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

D.	A list of all clients for which it votes proxies. The list will be maintained and updated by the CCO for new clients and amendments.

E.	Documentation of any conflict of interest identified with proxy voting.

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: AGA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

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 Part C – OTHER INFORMATION

ITEM 28.	Exhibits.

(a)(1)	Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(2)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(3)	Certificate of Amendment to Certificate of Trust of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 116 filed March 4, 2016.

(b)(1)	Bylaws of the Registrant dated April 27, 2006 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(c)(1)	Specimen Certificate for Shares of Beneficial Interest of the Registrant dated April 18, 2006, including Certificate of Amendment dated May 17, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(d)(1)	Management Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. (formerly, Huntington Asset Advisors, Inc.) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(d)(2)	Amendment to the Management Agreement between the Registrant and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(d)(3)	Management Agreement between the Registrant and Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 18, 2018.

(d)(4)	Sub-Advisory Agreement, dated January 29, 2018, between Rational Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC – is filed herewith.

(d)(5)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(d)(6)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation relating to the Rational Dynamic Momentum Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(d)(7)	Sub-Advisory Agreement between Rational Advisors, Inc. and Van Hulzen Asset Management, LLC, relating to the Rational Iron Horse Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(8)	[RESERVED]

(d)(9)	Sub-Advisory Agreement between Rational Advisors, Inc. and PVG Asset Management Corp., relating to the Rational Dividend Capture Fund and the Catalyst Dividend Capture VA Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(10)	Sub-Advisory Agreement between Rational Advisors, Inc. and Cicero Capital Partners relating to the Rational Income Opportunities Fund. Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(d)(11)	Sub-Advisory Agreement between Rational Advisors, Inc. and Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(d)(12)	Sub-Advisory Agreement between Rational Advisors, Inc. and Warrington Asset Management LLC relating to the Rational Hedged Return Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(d)(13)	Sub-Advisory Agreement between Rational Advisors, Inc. and NuWave Investment Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(d)(14)	Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to the Rational/ReSolve Adaptive Asset Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(e)(1)	Underwriting Agreement, between the Registrant and Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 122 filed on July 5, 2016.

(e)(2)	Amended Schedule A to the Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 16, 2018.

(g)(1)	Custodian Agreement between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(g)(2)	Amended Schedule to Custodian Agreement between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 16, 2018.

(h)(1)	Fund Services Agreement dated February 26, 2016, between the Registrant and Gemini Fund Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 122 filed July 5, 2016.

(h)(3) Expense Limitation Agreement between the Registrant and Rational Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed April 13, 2017.

(h)(4)	Amended Exhibit A to the Expense Limitation Agreement between Registrant and Rational Advisors, Inc. – is filed herewith.

(h)(5)	Expense Limitation Agreement between Registrant and Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 16, 2018.

(h)(6) Shareholder Services Plan, dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(7)	Amended Exhibit A to Shareholder Services Plan – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(h)(8) Management Services Agreement between the Registrant and MFund Services, LLC dated January 1, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(h)(9) Amendment to Exhibit A to the Management Services Agreement, dated January 1, 2016, between the Registrant and MFund Services, LLC. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(h)(10) Wholesale Marketing and Distribution Agent Agreement – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(h)(11)	Management Agreement, dated January 1, 2016, between Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(12) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation respecting Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(13) Compliance Services Agreement, dated February 26, 2016, between the Registrant and MFund Services LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(14) Management Agreement between the Registrant and Rational Advisors, Inc. relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational/ Dynamic Momentum Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(h)(15) Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational/ReSolve Adaptive Asset Allocation Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(h)(16) Management Agreement with Rational Advisors, Inc. relating to RNW Fund Limited (a wholly-owned subsidiary of Rational NuWave Enhanced Market Opportunity Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(h)(17) Sub-Advisory Agreement between Rational Advisors, Inc. and NuWave Investment Management, Inc. relating to the RNW Fund Limited (a wholly-owned subsidiary of Rational NuWave Enhanced Market Opportunity Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(i)(1)	Opinion of Counsel – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 16, 2018.

(i)(2)	Consent of Counsel is filed herewith.

(j)	Consent of Cohen & Company, Ltd, the Trust’s Independent Registered Public Accounting Firm, – is filed herewith.

(k)	Not applicable.

(l)(1)	Initial Capital Understanding - Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed April 26, 1996.

(m)(1)	Distribution Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(m)(2) Exhibit to Distribution Plan of the Registrant dated November 29, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(n)(1)	Fourth Amended Multiple Class Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(n)(2)	Amended Multiple Class Plan of the Registrant dated February 17, 2017 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(o)(1)	Power of Attorney of Tobias Caldwell – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(2)	Power of Attorney of Stephen Lachenauer – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(3) Power of Attorney of Donald McIntosh – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(4) Power of Attorney of Erik Naviloff – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(5) Power of Attorney of Jerry Szilagyi – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(6)	Power of Attorney of Tobias Caldwell, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(7) Power of Attorney of Stephen Lachenauer, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(8) Power of Attorney of Donald McIntosh, director of RDMF Fund Limited, – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(p)(1)	Code of Ethics of The Huntington Funds, dated April 16, 2014 – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014.

(p)(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC – is filed herewith.

(p)(3) Code of Ethics of Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(p)(4) Code of Ethics of Van Hulzen Asset Management, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(p)(5)	[RESERVED]

(p)(6)	Code of Ethics of PVG Asset Management Corp – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(p)(7)	Code of Ethics of Cicero Capital Partners - Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(p)(8) Code of Ethics of Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(p)(9) Code of Ethics of Northern Lights Distributors, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(p)(10) Code of Ethics of Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(p)(11) Code of Ethics of Warrington Asset Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(p)(12) Code of Ethics of NuWave Investment Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(p)(13)	Code of Ethics of ReSolve Asset Management, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(p)(14)	Code of Ethics of Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 16, 2018.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 31.	Business and Other Connections of the Investment Adviser.

(a)    Rational Advisors, Inc. (“Rational”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-60176. Rational is a wholly-owned subsidiary of Rational Capital LLC.

(i)	Rational has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the President of Rational and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member of Catalyst Capital Advisors, 36 North New York Avenue, Huntington, NY 11743, a registered investment. Catalyst Capital Advisors LLC serves as advisor to certain series of Mutual Fund Series Trust (“MFST”), a registered investment company;

Managing Member, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, a registered investment advisor. AlphaCentric serves as an advisor to certain series of MFST.

Managing Member of Rational Capital LLC, 36 North New York Avenue, Huntington, NY 11743, a holdings company.

(b)    Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st floor, Dallas, TX 75201, is registered with the SEC as an investment adviser, file number 801-31237.

i.       BHMS has engaged in no other business during the past two fiscal years.

ii.       Aidan J. Riordan, Member Board of Managers of BHMS, is also the Executive Vice President and  Head of Affiliate Management of BrightSphere Investment Group plc.

(c)    Chesapeake Capital Corporation (“Chesapeake”), 1721 Summit Avenue, Richmond, Virginia 23230, is registered with the SEC as an investment adviser, file number 801-106985. Chesapeake is a wholly-owned subsidiary of Chesapeake Capital Holdings, Inc.

i.	Chesapeake has engaged in no other business during the past two fiscal years.

ii.	R. Jerry Parker, Jr., Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake, is also the Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake Capital Holdings, Inc.

(d)    Van Hulzen Asset Management, LLC (“Van Hulzen”), 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, is registered with the SEC as an investment adviser, file number 801-61884.

i.	Van Hulzen has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Van Hulzen have engaged in any other business during the last two fiscal years

(e) [RESERVED]

(f) PVG Asset Management Inc. (“PVG”), 24918 Genesee Trail Road, Golden, CO 80401 and 6898 S. University Blvd, Suite 100 Centennial, CO 80122, is registered with the SEC as an investment adviser, file number 801-30581.

i.	PVG Asset Management has engaged in no other business during the past two fiscal years.

ii.	Patrick S. Adams, Chief Executive Officer of PVG, was the Managing Member of Choice Investment Management, LLC and Choice Capital Management, LLC. He has since relinquished his position as of December 31, 2016. Mr. Adams was also Chairman of the Board of Directors of LifeCare Medical Devices and Centennial Brands, Inc. Mr. Adams has since relinquished these positions as of October 31, 2016. Joe Pecoraro, CCO and Portfolio Manager of PVG, was a Principle in PVG Investment Company, LLC and the company has since been dissolved as of December 31, 2016.

(g) Cicero Capital Partners, LLC (“Cicero”), 7061 Deepage Drive, Suite 207, Columbia, MD 21045, is registered with the SEC as an investment advisor, file number 801-110566.

i.            Cicero has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Cicero have engaged in any other business during the last two fiscal years.

(h) Accuvest Global Advisors (“Accuvest”), 3100 Oak Road #380, Walnut Creek, CA 94597, is registered with the SEC as an investment advisor, file number 801-68887.

i.            Accuvest has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Accuvest have engaged in any other business during the last two fiscal years.

(i) Warrington Asset Management LLC (“Warrington”), 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646 is registered with the SEC as an investment adviser, file number 801-111865.

i.            Warrington has engaged in no other business during the past two fiscal years.

ii.	Scott Kimple; Manager and Principal of Warrington is the Manager of Warrington GP, LLC.

iii.	Greg Fomin, Chief Compliance Officer of Warrington is the Chief Operating Officer and Chief Compliance Officer of Warrington, GP, LLC.

(j) NuWave Investment Management, LLC (“NuWave”), 35 Waterview Boulevard, Parsippany, New Jersey 07054, is registered with the SEC as an investment advisor, file number 801-70310.

i.            NuWave has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of NuWave have engaged in any other business during the last two fiscal years.

(k) ReSolve Asset Management, Inc. (“ReSolve”), 1Adelaide Street E, Suite 2100, Toronto, Ontario, M5C 2V9, is registered with the SEC as an investment advisor, file number 801-107065.

i.            ReSolve has engaged in no other business during the past two fiscal years.

ii.	Michael Philbrick, President of ReSolve, is also a Director of Upper Canada Cheese.

(l) Tuttle Tactical Management, LLC (“Tuttle Management”), 155 Lockwood Road, Riverside, CT 06878, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-72204.

(i) Tuttle Management has engaged in no other business during the past two fiscal years.

(ii) Matthew Tuttle is the Managing Member, Chief Investment Officer of Tuttle Management and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

President of Tuttle Wealth Management, LLC, 155 Lockwood Road, Riverside, CT 06878, a registered investment adviser.

Chief Investment Officer of Tuttle Wealth Management, LLC, 125 Greenwich Avenue, Greenwich, CT 06830, a registered investment adviser.

ITEM 32.	Principal Underwriters.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund & Variable Insurance Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Arrow DWA Tactical ETF, Arrow QVM Equity Factor ETF, Arrow Reserve Capital Management ETF a series of Arrow Investment Trust, Arrow ETF Trust, Centerstone Investors Trust, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Multi-Strategy Growth & Income Fund, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust, and Vertical Capital Income Fund.

(b)    NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	CEO, Secretary	None
Bill Strait	General Counsel	None
William Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

ITEM 33. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	36 North New York Avenue, Huntington, NY 11743

Northern Lights Distributors, LLC (“Distributor”)	17605 Wright Street, Omaha, Nebraska 68130

Rational Advisors, Inc. (“Advisor”)	36 North New York Avenue Huntington, NY 11743

The Huntington National Bank (“Custodian”)	41 South High Street Columbus, OH 43215

Gemini Fund Services, LLC

Barrow, Hanley, Mewhinney & Strauss, LLC

Chesapeake Capital Corporation

Van Hulzen Asset Management, LLC

PVG Asset Management, Inc.

Cicero Capital Partners, LLC

Accuvest Global Advisors

17605 Wright Street, Suite 2, Omaha, Nebraska 68130

JP Morgan Chase Tower, 2200 Ross Avenue, 31st floor, Dallas, TX 75201

1721 Summit Avenue, Richmond, Virginia 23230

4370 Town Center Blvd.,

Suite 220, El Dorado Hills, CA 95762

24918 Genesee Trail Road

Golden, CO 80401 and

6898 S. University Blvd, Suite 100

Centennial, CO 80122

7061 Deepage Dr

Columbia, MD 21045

3100 Oak Road #380, Walnut Creek, CA 94597

Warrington Asset Management LLC	200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646
NuWave Investment Management, LLC	35 Waterview Boulevard Parsippany, NJ 07054
ReSolve Asset Management, Inc.	1Adelaide Street E, Suite 2100, Toronto, Ontario, M5C 2V9
Tuttle Tactical Management, LLC	155 Lockwood Road, Riverside, CT 06878

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States at the address provided in the Registrant’s Statement of Additional Information. The Registrant further undertakes that each Subsidiary maintains its books and records consistently with the requirements of Section 31 of Investment Company Act of 1940 and rules thereunder, and submits to the examination of its books and records by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and the State of Ohio, on the 27th day of April, 2018.

Mutual Fund and Variable Insurance Trust

BY:  /s/ Michael Wible

Michael Wible

Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated:

*	April 27, 2018
Jerry Szilagyi, President and Principal Executive Officer	Date

*	April 27, 2018
Erik Naviloff, Treasurer and Principal	Date
Financial Officer

*	April 27, 2018
Tobias Caldwell, Trustee	Date

*	April 27, 2018
Stephen Lachenauer, Trustee	Date

*	April 27, 2018
Donald McIntosh, Trustee	Date

*By:	/s/ Michael Wible

Michael Wible

Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description
(d)(4)	Sub-Advisory Agreement, dated January 29, 2018, between Rational Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC
(h)(4)	Amended Exhibit A to Expense Limitation Agreement between the Registrant and Rational Advisors, Inc.
(i)(2)	Consent of Counsel
(j)(1)	Consent of Cohen & Company, Ltd., Trust’s Independent Registered Public Accounting Firm
(p)(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC